                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, For the Use of the
                                               Commission Only (as permitted by Rule
                                                    14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       AIRNET COMMUNICATIONS CORPORATION
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       AIRNET COMMUNICATIONS CORPORATION
                          100 RIALTO PLACE, SUITE 300
                            MELBOURNE, FLORIDA 32901

                          PROXY STATEMENT RELATING TO
                    SOLICITATION OF CONSENTS OF STOCKHOLDERS
                           IN LIEU OF SPECIAL MEETING

To the Stockholders of AirNet Communications Corporation:


     This Proxy Statement is furnished to the stockholders of AirNet Communications Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of written consents on behalf of the Board of Directors of the Company (the "Board of Directors") with respect to the matter set forth below. This Proxy Statement is first being mailed to stockholders of
the Company on or about May   , 2001.


     In connection with this Proxy Statement, stockholders are being asked to consider and consent to a proposal (the "Proposal") to approve the issuance and sale of 955,414 shares of Series B Convertible Preferred Stock, $.01 par value, of the Company (the "Series B Preferred Stock"), convertible without additional consideration, initially, into 9,554,140 shares of Common Stock, $.001 par value (the "Common Stock"), of the Company at an effective conversion price of $3.14 per share of Common Stock, for an aggregate investment of $30 million, plus warrants ("Warrants"), granted at a nominal cost, for purchase of an aggregate amount of 2,866,242 shares of Common Stock at an exercise price of $3.14 per share (the "Proposed Transaction"). The purpose and effect of the Proposed Transaction is to raise capital to fund the Company's continuing operations.


     The Common Stock is listed on the National Association of Securities Dealers Automatic Quotation system ("Nasdaq"). This Proxy Statement is filed for the purpose of soliciting stockholder approval as required by the rules of the Nasdaq Stock Market, Inc., which governs companies whose stock is listed on Nasdaq. The Board of Directors recommends that the stockholders consent to and approve the Proposal.


     The principal executive office of the Company is 100 Rialto Place, Suite 300, Melbourne, FL 32901. The telephone number of the principal executive office of the Company is 321-953-6600.

     In the event you wish to consent to the Proposal, you should sign and date the Written Consent of Stockholders that accompanies this Proxy Statement and promptly return it by mail in the envelope provided.

     YOUR CONSENT IS IMPORTANT, SINCE APPROVAL OF THE PROPOSAL REQUIRES WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. ACCORDINGLY, YOU ARE URGED TO READ AND TO CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.


               THE DATE OF THIS PROXY STATEMENT IS MAY 11, 2001.

GENERAL INFORMATION

     Under Delaware law, unless otherwise provided in the Certificate of Incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted, and those consents are properly delivered to the corporation. The Company's Certificate of Incorporation does not limit the right of stockholders of the Company to take action by written consent.

     The Board of Directors has fixed the close of business on April 18, 2001 as the record date for the determination of stockholders entitled to consent to the Proposal (the "Record Date"). Accordingly, only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to consent to the Proposal.


     This Proxy Statement and the Written Consent of Stockholders in Lieu of Special Meeting attached as Appendix A hereto are first being sent or given to security holders on or about May 11, 2001.


VOTING SECURITIES AND VOTES REQUIRED

     At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 23,788,418 shares of Common Stock, constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

     The cost of soliciting consents will be borne by the Company. In addition to solicitation by mail, officers, directors, and other employees of the Company may solicit consents by telephone, telegraph or personal contact without additional compensation.

     Any consent may be revoked in writing at any time prior to the close of business on the date that consents signed by a sufficient number of stockholders to take the action are received by the Company. Signed and dated consents of the holders of a majority of the Common Stock outstanding as of the Record Date are necessary to approve the Proposal.

                                  THE PROPOSAL

                      CONSENT TO THE ISSUANCE AND SALE OF
                     SERIES B PREFERRED STOCK AND WARRANTS


     The Company intends to issue and sell 318,471.33 shares of Series B Preferred Stock at a purchase price of $31.40 per share (the "Purchase Price") to each of SCP Private Equity Partners II, L.P. ("SCP"), Tandem PCS Investments, L.P. ("Tandem") and Mellon Ventures, L.P. ("Mellon" and together with SCP and Tandem, the "Investors"). The issuance and sale will be effected pursuant to the terms and conditions of a Securities Purchase Agreement dated as of April 2, 2001 (a copy of which is attached as Appendix B2), as amended by Amendment to Securities Purchase Agreement (a copy of which is attached as Appendix B1) dated as of May 11, 2001 (collectively, the "Purchase Agreement"), among the Company and the Investors. Each share of Series B Preferred Stock is convertible into 10 shares of Common Stock at an initial conversion price of $3.14 per share. The Investors will each receive Warrants to purchase 955,414 shares of Common Stock at an exercise price of $3.14 per share for a purchase price of $100 from each Investor. The total number of shares of Series B Preferred Stock to be issued and sold to the Investors is 955,414 shares convertible, without additional consideration, into 9,554,140 shares of Common Stock for an aggregate purchase price of $30 million (the "Aggregate Purchase Price"), along with Warrants to purchase an aggregate of 2,866,242 shares of Common Stock at $3.14 per share. Each Investor or an affiliate is currently a stockholder of the Company. James
W. Brown is Chairman of the Board, a director of the Company and an affiliate of SCP. Richard G. Coffey is a director of the Company and an affiliate of Tandem.


     Under the terms of the Purchase Agreement, each Investor will invest a total of $10 million and the Proposed Transaction will close within two business days after the satisfaction (or waiver) of all the closing conditions. The closing conditions include (i) the Company's obtaining approval of the Proposed Transaction from a majority of the outstanding voting stock of the Company as required by Nasdaq and (ii) the Company's execution and delivery to each Investor of a letter granting information rights with respect to the Company's books, records and (if the Investor is not represented on the Board of Directors) meetings of the Board of Directors. The letter between the Company and SCP also permits SCP to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans.

     In connection with the execution of the Purchase Agreement, pursuant to the terms of a Closing Escrow Agreement among the Company, the Investors and SunTrust Bank as escrow agent dated as of April 2, 2001, the Investors have placed $30 million of the Aggregate Purchase Price into an escrow account.

     The Company intends to use the proceeds from the sale of the Series B Preferred Stock to fund its operations.

     Pursuant to the Series B Convertible Preferred Stock Certificate of Designation, a form of which is attached as Appendix C (the "Certificate of Designation"), to be filed with the Delaware Secretary of State at or before the closing of Proposed Transaction, each share of Series B Preferred Stock is convertible into 10 shares of Common Stock, so that the purchase price per share of the underlying Common Stock, and the effective initial conversion price for converting each share of Series B Preferred Stock into shares of Common Stock, is $3.14.

     Under the terms of the Purchase Agreement, each Investor will also be granted an immediately exercisable Warrant to purchase 955,414 shares of Common Stock at an exercise price of $3.14 or, in the aggregate, Warrants to purchase a total of 2,866,242 shares of Common Stock, which Warrants will expire on the tenth anniversary of their issuance. If prior to the expiration of the Warrants, the Company issues or sells securities at a price per share less than the then applicable exercise price, the exercise price will immediately be reduced to the price per share at which such securities were sold. The exercise price is also subject to customary adjustment if the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) or combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock. In the event of a business combination or sale of all or substantially all of the assets of the Company, each Investor will be entitled to receive the number of shares of Common Stock issuable pursuant to the Warrant held of record by such Investor in connection with such business combination or sale as if the Investor had exercised the Warrant immediately prior to the consummation of such business combination or sale.

     Neither the Series B Preferred Stock nor the Warrants will be listed on any exchange. Pursuant to the Purchase Agreement, the Company has agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission to register the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and the exercise of the Warrants, as soon as practical and in no event later than 45 days after the closing of the Proposed Transaction. Any Investor that is not currently a party to the Second Amended and Restated Agreement Among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement (the "Agreement") dated as of September 7, 1999 among the Company and the persons named therein will become a party to the Agreement and will be entitled to the registration rights provided in the Agreement.

     The disclosure in this Proxy Statement with respect to the terms of the Proposed Transaction and the Series B Preferred Stock is qualified in its entirety by reference to the attached Purchase Agreement and form of Certificate of Designation.

     When issued, the Series B Preferred Stock will have the following rights and preferences:

          Dividend Rights: Dividends on each outstanding share of Series B Preferred Stock shall be payable when declared by the Company and provided that funds are legally available in cash, or, at the option of the Company, in shares of Series B Preferred Stock, and such dividends will accrue at the rate of 8% per annum, calculated and accrued on a quarterly basis.

          Voting Rights: Except as otherwise required by law or as described below, each Investor (i) will be entitled to vote on all matters; (ii) will be entitled to that number of votes equal to the number of shares of Common Stock into which such Investor's shares could be converted as of the date for determining the stockholders entitled to vote on the matter, provided that the applicable conversion price for determining the number of votes an Investor is entitled to shall not be less than $2.8438; and (iii) will vote on all matters together with the Common Stock as a single class. The affirmative vote of the holders of a majority of the voting power of the Series B Preferred Stock (the "Majority Holders") voting separately as a class, with each share of Series B Preferred Stock entitled to one vote, is required to authorize the Company to (i) authorize capital stock with rights, preferences and privileges senior to the rights, preferences and privileges of the Series B Preferred Stock or a debt security convertible into such senior capital stock; (ii) effect a change of control, other than in connection with (x) a sale of the Company at a price per share not less than three times the then applicable conversion price with certain exceptions (a "Qualified Sale of the Corporation") or (y) a public offering that yields gross proceeds to the Company of at least $70 million at a public offering price per share of not less than three times the then applicable conversion price of the Series B Preferred Stock, other than an offering of shares pursuant to a business combination or an offering in connection with an employee benefit plan (a "Qualified Public Offering"), or a reorganization of the Company; (iii) alter the rights, preferences or privileges of the Series B Preferred Stock, other than by the authorization or issuance of a series of preferred stock of the Company junior to or, on a parity with, the Series B Preferred Stock; (iv) increase the authorized number of shares of Series B Preferred Stock (currently 3,184,713 shares); or (v) redeem or otherwise acquire any shares of Common Stock or preferred stock of the Company, other than a redemption permitted pursuant to the Certificate of Designation.


          Liquidation Preference: Upon liquidation of the Company or, if a majority of the Series B Preferred Stock agrees to treat a change in control of the Company or a sale of all or substantially all of the assets of the Company (other than as a result of a Qualified Sale of the Corporation, a Qualified Public Offering or the sale of Series B Preferred Stock) as a liquidation, each Investor shall be entitled to receive with respect to each share of Series B Preferred Stock it holds an amount equal to the sum of (i) two times the Purchase Price and (ii) the accrued dividends on such share. In addition, after the payment of preferences to all holders of the Company's preferred stock, the Series B Preferred Stock will be entitled to participate in the remaining proceeds with the Common Stock on an as-converted basis.

          Conversion: At the election of each Investor, the Series B Preferred Stock will be immediately convertible into Common Stock at the then applicable conversion price. The Series B Preferred Stock will be automatically converted into Common Stock upon (i) the closing of a Qualified Public Offering, (ii) the closing of a Qualified Sale of the Corporation; or (iii) the written election of the Majority Holders. If the Company issues or sells securities (other than certain excluded securities) at less than the then applicable conversion price, the conversion price of the Series B Preferred Stock will be reduced to the price per share at which such securities were sold. If the Company subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the then applicable conversion price will be proportionately reduced; and if the Company combines (by reverse stock split or otherwise) its outstanding shares of Common Stock, the then applicable conversion price will be proportionately increased.

          Redemption: Any time after May 31, 2006, any Investor may elect to require the Company to redeem all of its shares of Series B Preferred Stock at a price of $31.40 per share (as adjusted for any stock dividend, stock split, combination, recapitalization or other similar event) plus all accrued but unpaid dividends. The Company is required to cancel all redeemed shares of Series B Preferred Stock. There is no restriction on the Company's ability to redeem the Series B Preferred Stock while there is any arrearage in the payment of dividends to the Investors.

          Designation of Directors: The Company's Board of Directors is divided into three classes of three members each, and each class serves for a three-year term. As a result, the stockholders do not have the opportunity to elect more than three directors at any annual or special meeting of stockholders called for the purpose of electing nominees to the Board of Directors. Pursuant to the terms of the Proposed

     Transaction, the holders of Series B Preferred Stock will be entitled to designate up to two nominees to the Board of Directors, depending upon the aggregate share ownership attributable to the holders of Series B Preferred Stock for voting purposes.


          Effect on Common Stockholders; Dilution: The issuance and sale of the Series B Preferred Stock will subordinate the rights of the holders of the Common Stock with respect to distribution of dividends and receipt of proceeds from a liquidation of the Company, or, if the Investors elect to treat a change in control of the Company as a liquidation, upon a change in control of the Company. The Certificate of Designation provides that whenever the Company issues or sells securities at a price per share less than the then applicable conversion price, the conversion price of the Series B Preferred Stock will immediately be reduced to the price per share at which such securities were sold. The initial issuance of the Series B Preferred Stock and Warrants will dilute the percentage ownership of the existing common stockholders of the Company by approximately 25.38% after giving effect to the conversion of the Series B Preferred Stock and the exercise of the Warrants at $3.14 per share of Common Stock. Thereafter, each time the conversion price of the Series B Preferred Stock and exercise price of the Warrants are reduced, the percentage ownership of the holders of Common Stock will be further diluted.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO AND APPROVE THE ISSUANCE AND SALE OF 955,414 SHARES OF SERIES B PREFERRED STOCK FOR AN AGGREGATE PURCHASE PRICE OF $30 MILLION, ALONG WITH WARRANTS TO PURCHASE AN AGGREGATE OF 2,866,242 SHARES OF COMMON STOCK.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of April 18, 2001, certain information with respect to our common stock owned beneficially by each director, by the executive officers, by all executive officers and directors as a group and by each beneficial owner of more than 5% of our outstanding common stock. Executive officers who do not beneficially own any common stock have not been listed. Except as noted in the footnotes, each of the persons listed has sole investment and voting power with respect to the shares of common stock included in the table. The table does not give effect to the Proposed Transaction.

                                                                   AMOUNT OF          PERCENT
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP    OF CLASS
------------------------                                      --------------------    --------
SCP Private Equity Partners, L.P. ..........................       3,817,723(3)        15.91%
800 The Safeguard Building 435 Devon Park Drive
Wayne, PA 19087
VFC Capital, Inc. ..........................................       3,612,708(4)        15.05%
1025 West NASA Boulevard
Melbourne, FL 32919
Funds managed by:
  Adams Capital Management, Inc. ...........................       2,703,561(5)        11.36%
  518 Broad Street
  Sewickley, PA 15143
Tandem PCS Investments, L.P. ...............................       2,313,414(6)         9.66%
c/o Live Cycles Holding Co.,
1981 McGill College Avenue, 7th Floor
Montreal, Quebec H3A 1G1, Canada
Funds managed by:
  Patricof & Co. Ventures, Inc. ............................       2,211,078(7)         9.29%
  445 Park Avenue
  New York, NY 10022
Joel P. Adams...............................................       2,703,561(8)        11.36%
James W. Brown..............................................       3,817,723(9)        15.91%
Richard G. Coffey...........................................       2,313,414(10)        9.66%
G. Michael Kirby............................................          11,083(11)           *
Leslie D. Shroyer...........................................           8,250(12)           *
R. Lee Hamilton, Jr. .......................................         310,731(13)         1.3%
Mark G. Demange.............................................          39,773(14)           *
Glenn A. Ehley..............................................          99,302(15)           *
William J. Lee..............................................          19,331(16)           *
Timothy J. Mahar............................................          15,000(17)           *
All executive officers and directors as a group (10
  persons)..................................................       9,338,168           38.14%

---------------
  *  Indicates less than 1%

 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if such person, directly or indirectly, has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days after April 18, 2001. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Each beneficial owner has sole voting and investment power with respect to the shares listed in the table, unless otherwise indicated by footnote.

 (2) Information is as of April 18, 2001.

 (3) As reported in the Schedule 13D filed on behalf of SCP Private Equity Partners, L.P. in December 1999, of this amount 3,642,130 shares are beneficially held by SCP Private Equity Partners, L.P., which amount includes 204,443 shares issuable upon exercise of a warrant; 169,799 shares are beneficially held by CIP Capital, L.P.; and 1,400 shares and options for 4,394 shares exercisable within

     60 days after April 18, 2001 are beneficially held by James W. Brown. SCP and Mr. Brown each has shared voting and dispositive powers as to 3,817,514 shares.

 (4) Includes 210,880 shares issuable upon exercise of a warrant.

 (5) As reported in the Schedule 13G filed on behalf of Adams Capital Management, L.P. ("ACM"), of this amount 1,641,874 shares are beneficially held by ACM, and ACM has shared voting and dispositive power with respect to these shares. The amount beneficially owned by ACM also includes 785,700 shares beneficially held by The P/A Fund, L.P., 271,593 shares held by Fostin Capital Associates II, and options for 4,394 shares exercisable within 60 days after April 18, 2001.

 (6) As reported in the Schedule 13G filed on behalf of Tandem PCS Investments, L.P. ("Tandem"), this amount includes 163,555 shares issuable upon exercise of a warrant. The amount beneficially owned by Tandem includes options for 4,394 shares exercisable within 60 days after April 18, 2001.

 (7) As reported in the Schedule 13G filed on behalf of Patricof & Co. Venture, Inc. ("Patricof"), this amount includes 994,392 shares beneficially held by APA Excelsior III, L.P., 378,958 shares beneficially held by APA Excelsior III/Offshore, L.P., 785,700 shares beneficially held by The P/A Fund, L.P., which is co-managed by APA Pennsylvania Partners II and Fostin Capital Partners II (see footnotes 5 and 8), and 52,028 shares beneficially held by Landmark Equity Partners V, L.P. Patricof has shared voting and dispositive power with respect to 2,211,078.

 (8) As reported in the Schedule 13G filed on behalf of Adams Capital Management, L.P. ("ACM"), of this amount 1,641,874 shares are beneficially held by ACM, and ACM has shared voting and dispositive power with respect to these shares. The amount beneficially owned by Mr. Adams also includes 785,700 shares beneficially held by The P/A Fund, L.P., 271,593 shares beneficially held by Fostin Capital Associates II, and options for 4,394 shares exercisable within 60 days after April 18, 2001. Mr. Adams is the President of Adams Capital Management, which manages the assets of Fostin Capital Corp. which is a general partner of Adams Capital Management, L.P. and of Fostin Capital Partners II, which is a general partner of The P/A Fund, L.P. Mr. Adams is also Vice President of Fostin Capital Corp. Mr. Adams disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

 (9) As reported in the Schedule 13D filed on behalf of SCP Private Equity Partners, L.P., of this amount 3,437,687 shares are beneficially held by SCP Private Equity Partners, L.P., which amount includes 204,443 shares issuable upon exercise of a warrant; 169,799 shares are beneficially held by CIP Capital, L.P.; and 1,400 shares and options for 4,394 shares exercisable within 60 days after April 18, 2001 are beneficially held by James W. Brown. SCP and Mr. Brown each has shared voting and dispositive powers as to 3,817,514 shares. Mr. Brown is a Partner of SCP Private Equity Partners, L.P. and Managing Director of CIP Capital, L.P. Mr. Brown disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(10) As reported in the Schedule 13G filed on behalf of Tandem PCS Investments, L.P., this amount includes 163,555 shares issuable upon exercise of a warrant. The amount beneficially owned by Mr. Coffey also includes options for 4,394 shares exercisable within 60 days after April 18, 2001. Mr. Coffey is a Managing Member of the Special Limited Partner of Tandem PCS Investments, L.P. Mr. Coffey disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(11) Includes options for 2,083 shares exercisable within 60 days after April 18, 2001.

(12) Includes options for 3,750 shares exercisable within 60 days after April 18, 2001.

(13) Includes options for 189,992 shares exercisable within 60 days after April 18, 2001.

(14) Includes options for 28,773 shares exercisable within 60 days after April 18, 2001.

(15) Includes options for 58,001 shares exercisable within 60 days after April 18, 2001.

(16) Includes options for 17,331 shares exercisable within 60 days after April 18, 2001.

(17) Includes options for 15,000 shares exercisable within 60 days after April 18, 2001.

                        FINANCIAL AND OTHER INFORMATION

     The Company incorporates by reference into this Proxy Statement the financial and other information contained in its Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission. A copy of this information is being delivered to stockholders with this Proxy Statement.

                            STOCKHOLDERS' PROPOSALS

     Under the Company's Seventh Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, as amended (the "Bylaws"), stockholders may only make a proposal regarding the business to be considered at an annual meeting. The Company will not accept stockholder proposals for inclusion in this Proxy Statement in connection with written consents in lieu of a special meeting of stockholders.

     A stockholder proposal relating to the Company's annual meeting of stockholders to be held in 2001 must have been received at the Company's principal executive offices on or before December 31, 2000 for evaluation as to inclusion in the proxy statement to be mailed to stockholders in connection with such meeting.

     A stockholder wishing to nominate a candidate for election should have delivered a written notice of nomination to the Company's Secretary at its principal executive offices no later than December 31, 2000. The notice of nomination is required to have contained certain information about both the nominee and the stockholder making the nomination as set forth in the Bylaws. The stockholder is also required to attend the meeting in person or by proxy to nominate the person or persons specified in the notice. The Company does not consider a nomination that does not comply with all the requirements set forth in the Bylaws.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters for consideration in connection with this solicitation of consents in lieu of a special meeting of stockholders.

Melbourne, Florida

May 11, 2001

                                                                      APPENDIX A


                   AIRNET COMMUNICATIONS CORPORATION CONSENT

     THE ATTACHED WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF SPECIAL MEETING (THE "CONSENT") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AIRNET COMMUNICATIONS CORPORATION (THE "COMPANY"). THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO THE PROPOSAL.

     Stockholders are urged to sign, date and mail promptly the Consent in the envelope provided. If not otherwise terminated, the Consent solicitation period will terminate on the earlier of (i) the date that Consents signed by a sufficient number of stockholders to take the action are received by the Company or (ii) sixty (60) days following the earliest dated Consent delivered by a stockholder.

     In the event you wish to sign the Consent, you should sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person.

     THE ATTACHED CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS CONSENT TO THE PROPOSAL.

                       AIRNET COMMUNICATIONS CORPORATION


           WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF SPECIAL MEETING

     The undersigned, constituting the holders of voting rights with respect to a majority of the issued and outstanding shares of common stock of AirNet Communications Corporation, a Delaware corporation (the "Corporation") and in accordance with the authority contained in Section 228 of the General Corporation Law of Delaware, hereby consent to the adoption of the following resolution:


        RESOLVED: That the issuance and sale of 318,471.33 shares of Series B
                  Convertible Preferred Stock, $.01 par value, of the Corporation, each share convertible into 10 shares of Common Stock, $.001 par value (the "Common Stock"), of the Corporation, with such rights, preferences and privileges as set forth in a Series B Convertible Preferred Certificate of Designation, the form of which is attached to the Corporation's Proxy Statement as Appendix C, to each of SCP Private Equity Partners II, L.P., Tandem PCS Investments, L.P. and Mellon Ventures, L.P. (collectively, the "Investors") at a purchase price of $31.40 per share, pursuant to a Securities Purchase Agreement dated as of April 2, 2001, as amended, among the Corporation and the Investors attached to the Corporation's Proxy Statement as Appendix B1 and Appendix B2, for a total of 955,414 shares of Series B Preferred Stock (convertible initially into 9,554,140 shares of Common Stock) at an aggregate purchase price from the Investors of $30 million, plus warrants to purchase an aggregate of 2,866,242 shares of Common Stock at an exercise price of $3.14 per share of Common Stock at an aggregate purchase price of $300, is hereby approved.


     This Written Consent shall be effective, as to the resolution set forth above, as of the first date on which it has been executed by the requisite number of stockholders and delivered to the Corporation in accordance with
Section 228 of the Delaware General Corporation Law.

     This Written Consent may be executed in one or more counterparts.

     IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED THIS WRITTEN CONSENT AS OF THE DATE INDICATED WITH RESPECT TO ALL COMMON STOCK OF AIRNET COMMUNICATIONS CORPORATION HELD OF RECORD BY THE UNDERSIGNED AS OF SUCH DATE.

                                          INDIVIDUAL STOCKHOLDERS:

                                          Print Name:
                                          --------------------------------------

                                          ENTITY STOCKHOLDERS:

                                          Print Name
                                            of Stockholder:

 -------------------------------------------------------------------------------

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                          Dated:           , 2001

                                   AMENDMENT


                                       TO


                         SECURITIES PURCHASE AGREEMENT



     AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "AMENDMENT") dated as of May 11, 2001, among AirNet Communications Corporation, a Delaware corporation (the "COMPANY"), and Tandem PCS Investments, L.P., Mellon Ventures, L.P. and SCP Private Equity Partners II, L.P. (collectively, the "PURCHASERS").



     WHEREAS, the common stock of the Company is listed on, and is governed by the rules of, the Nasdaq Stock Market, Inc. ("NASDAQ");



     WHEREAS, the Company and the Purchasers wish to amend Exhibit A, the Form of Certificate of Designation, to the Securities Purchase Agreement among the Company and the Purchasers dated as of April 2, 2001 (the "AGREEMENT"), to address comments received from Nasdaq relating to Rule 4351 of the Nasdaq Marketplace Rules; and



     WHEREAS, the Company intends to use its best efforts to amend the Certificate of Incorporation to provide that the holders of Series B Preferred Stock will be entitled to elect two of the Company's nine directors;



     NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, the parties agree as follows:



     1. Exhibit A to the Agreement shall be amended and restated as set forth in
Exhibit 1 to this Amendment.



     2. Section 6.13 of the Agreement shall be amended by adding the following sentence to the end of said Section 6.13:



     "The Company shall use its best efforts to amend the Certificate of Incorporation to provide that the holders of Series B Preferred Stock will be entitled to elect two of the Company's nine directors."



     3. Except as modified by this Amendment, the Agreement shall remain in full force and effect.



     4. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.



     5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.



                                          COMPANY:



                                          AIRNET COMMUNICATIONS CORPORATION



                                          By: /s/ R. Lee Hamiton, Jr.

                                          --------------------------------------

                                          Name: R. Lee Hamiton, Jr.

                                          --------------------------------------

                                          Title: President & CEO

                                          --------------------------------------

                                       B1-1

                                          PURCHASERS:



                                          TANDEM PCS INVESTMENTS, L.P.



                                          By: /s/ Helene Belanger

                                          --------------------------------------

                                          Name: Helene Belanger

                                          --------------------------------------

                                          Title: Vice President

                                          --------------------------------------


                                          By: /s/ Lynn C. McDonald

                                          --------------------------------------

                                          Name: Lynn C. McDonald

                                          --------------------------------------

                                          Title: Vice President and Secretary

                                          --------------------------------------


                                          MELLON VENTURES, L.P.



                                          By: MVMA, L.P., its General Partner


                                          By: MVMA, Inc., its General Partner



                                          By: /s/ Joseph A. Woods

                                          --------------------------------------

                                          Name: Joseph A. Woods

                                          --------------------------------------

                                          Title: Associate

                                          --------------------------------------


                                          SCP PRIVATE EQUITY PARTNERS II. L.P.



                                          By:SCP PRIVATE EQUITY II GENERAL
                                             PARTNER, L.P.



                                          By:SCP PRIVATE EQUITY II GENERAL
                                             PARTNER, LLC, its Manager



                                          By: /s/ James W. Brown

                                          --------------------------------------

                                          Name: James W. Brown

                                          --------------------------------------

                                          Title: Manager

                                          --------------------------------------

                                       B1-2

                                   EXHIBIT 1



                       FORM OF CERTIFICATE OF DESIGNATION


                                (SEE APPENDIX C)


                                       B1-3

                                                                     APPENDIX B2


                         SECURITIES PURCHASE AGREEMENT


                                     AMONG

                       AIRNET COMMUNICATIONS CORPORATION

                                      AND

                  THE SEVERAL PURCHASERS NAMED IN SCHEDULE 2.1

                           Dated as of April 2, 2001

                               TABLE OF CONTENTS


List of Exhibits...........................................................  B2-iii
List of Schedules..........................................................  B2-iii
ARTICLE I  Definitions.....................................................   B2-1
ARTICLE II  Sale and Purchase of Purchased Securities......................   B2-3
Section 2.1.   Sale and Purchase of Purchased Securities...................   B2-3
Section 2.2.   Closings....................................................   B2-4
Section 2.3.   Use of Proceeds.............................................   B2-4
Section 2.4.   Consummation of Transactions................................   B2-4
ARTICLE III  Representations and Warranties of the Company.................   B2-5
Section 3.1    Organization and Qualification..............................   B2-5
Section 3.2    Authorization; Enforcement..................................   B2-5
Section 3.3    Intentionally Omitted.......................................   B2-5
Section 3.4    Capitalization..............................................   B2-5
Section 3.5    Issuance of Shares..........................................   B2-6
Section 3.6    No Conflicts................................................   B2-6
Section 3.7    SEC Documents, Financial Statements.........................   B2-7
Section 3.8    Absence of Certain Changes..................................   B2-7
Section 3.9    Absence of Litigation.......................................   B2-7
Section 3.10   Intellectual Property.......................................   B2-8
Section 3.11   Foreign Corrupt Practices...................................   B2-8
Section 3.12   Disclosure..................................................   B2-8
Section 3.13   Acknowledgment Regarding Purchasers' Purchase of the           B2-8
               Purchased Securities........................................
Section 3.14   Listing.....................................................   B2-9
Section 3.15   Form S-3 Eligibility........................................   B2-9
Section 3.16   No General Solicitation.....................................   B2-9
Section 3.17   No Integrated Offering......................................   B2-9
Section 3.18   No Brokers..................................................   B2-9
Section 3.19   Securities Laws.............................................   B2-9
Section 3.20   Title.......................................................   B2-9
Section 3.21   Tax Status..................................................   B2-9
Section 3.22   Environmental Matters.......................................  B2-10
Section 3.23   Insurance...................................................  B2-10
Section 3.24   Compliance with Laws........................................  B2-10
Section 3.25   Interested Party Transactions...............................  B2-10
ARTICLE IV  Purchasers' Representations....................................  B2-11
Section 4.1.   Investment Intent...........................................  B2-11
Section 4.2.   Authorization...............................................  B2-11
Section 4.3.   Enforceability..............................................  B2-11
Section 4.4.   Exemption...................................................  B2-11
Section 4.5.   Experience..................................................  B2-11
Section 4.6.   Restrictions on Resale......................................  B2-11
Section 4.7    Legends.....................................................  B2-12
ARTICLE V  Conditions to the Purchaser's Obligations to Purchase at the
  Closing..................................................................  B2-12
Section 5.1.   Related Agreements..........................................  B2-12
Section 5.2.   Charter Documents; Good Standing Certificates...............  B2-13


                                       B2-i

Section 5.3.   Proof of Corporate Action...................................  B2-13
Section 5.4.   Incumbency Certificate......................................  B2-13
Section 5.5.   Legal Opinion...............................................  B2-13
Section 5.6.   Legality; Governmental and Other Authorizations.............  B2-13
Section 5.7.   Payment of Certain Fees and Disbursements...................  B2-13
Section 5.8.   Delivery of Purchased Securities............................  B2-13
Section 5.9.   General.....................................................  B2-13
Section 5.10.  Shareholder Approval........................................  B2-13
Section 5.11.  Minimum Offering............................................  B2-13
Section 5.12   Filing of Certificate of Designation........................  B2-14
Section 5.13   Auditors Report.............................................  B2-14
Section 5.14   Information Rights..........................................  B2-14
ARTICLE VI  Covenants......................................................  B2-14
Section 6.1    Form D; Blue Sky Laws.......................................  B2-14
Section 6.2    Reporting Status............................................  B2-14
Section 6.3    Use of Proceeds.............................................  B2-14
Section 6.4    Expenses....................................................  B2-14
Section 6.5    Financial Information.......................................  B2-14
Section 6.6    Reservation of Shares.......................................  B2-14
Section 6.7    Listing.....................................................  B2-15
Section 6.8    Corporate Existence.........................................  B2-15
Section 6.9    No Integrated Offerings.....................................  B2-15
Section 6.10   Legal Compliance............................................  B2-15
Section 6.11   Registration on Form S-3....................................  B2-15
Section 6.12   Conduct of Business.........................................  B2-15
Section 6.13.  Board Seats.................................................  B2-16
Section 6.14.  Subsequent Offering.........................................  B2-16
ARTICLE VII  Transfer Agent Instructions...................................  B2-16
ARTICLE VIII  Conditions to the Company's Obligations......................  B2-16
Section 8.1.   Related Agreements..........................................  B2-16
Section 8.2.   Representations and Warranties; Satisfaction of Conditions;   B2-17
               Officer's Certificate.......................................
Section 8.3.   Legality; Governmental and Other Authorizations.............  B2-17
ARTICLE IX  Subsequent Holders of Purchased Securities.....................  B2-17
ARTICLE X  Indemnity.......................................................  B2-17
Section 10.1.  Indemnification.............................................  B2-17
Section 10.2.  Transaction Costs...........................................  B2-17
Section 10.3.  Procedures..................................................  B2-18
Section 10.4.  Survival of Obligations.....................................  B2-18
ARTICLE XI  Notices........................................................  B2-18
ARTICLE XII  Termination; Survival.........................................  B2-19
Section 12.1.  Termination.................................................  B2-19
Section 12.2.  Effect of Termination.......................................  B2-20
Section 12.3.  Survival....................................................  B2-20
ARTICLE XIII  Amendments and Waivers.......................................  B2-20
ARTICLE XIV  Choice of Law; Submission to Jurisdiction and Waiver of Jury
  Trial....................................................................  B2-20
Section 14.1.  Governing Law...............................................  B2-20
Section 14.2.  Equitable Remedies..........................................  B2-20


                                      B2-ii

ARTICLE XV  Confidentiality; Right to Publicize............................  B2-21
ARTICLE XVI  Entire Agreement; Counterparts; Section Headings..............  B2-21


                                LIST OF EXHIBITS

EXHIBIT A  Form of Certificate of Designation
EXHIBIT B  Registration Rights Agreement and form of Counterpart
             Signature Pages
EXHIBIT C  Form of Warrant
EXHIBIT D  Form of Company Counsel Opinion
EXHIBIT E  Form of Escrow Agreement
EXHIBIT F  Form of Management Rights Letter/SCP
EXHIBIT G  Form of Investor Rights Letter/Tandem
EXHIBIT H  Form of Investor Rights Letter/Mellon

                               LIST OF SCHEDULES

Schedule 2.1  Purchased Securities
Schedule 3.4  Capitalization
Schedule 3.9  Litigation

                                      B2-iii

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "AGREEMENT") dated as of April 2, 2001 among AirNet Communications Corporation, a Delaware corporation (the "COMPANY"), and The Several Purchasers Named In Schedule 2.1, as amended and supplemented from time to time (each a "PURCHASER" and collectively, the "PURCHASERS").

     WHEREAS, the Company wishes to issue and sell to the Purchasers shares of the Company's authorized but unissued Series B Convertible Preferred Stock, $0.01 par value per share (the "PREFERRED SHARES") and warrants to purchase shares of the Company's authorized but unissued Common Stock, $0.001 par value per share (the "WARRANTS" and, together with the Preferred Shares, collectively the "PURCHASED SECURITIES"); and

     WHEREAS, the Purchasers, severally and not jointly, wish to purchase the Purchased Securities on the terms and subject to the conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     For all purposes of this Agreement the following terms shall have the meanings set forth in this Article I:

          "AFFILIATE" means, as applied to the Company or any other specified Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person). For purposes of this definition, "CONTROL" (including the terms "CONTROLLING" and "CONTROLLED") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. Notwithstanding the foregoing, no Purchaser shall be considered an "AFFILIATE" of the Company under this Agreement.

          "BLUE SKY FILINGS" has the meaning specified in SECTION 3.5 of this Agreement.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or a legal holiday in Miami, Florida or any other day on which commercial banks in such State are authorized by law or government decree to close.

          "CAPITAL SECURITIES" means, as to any Person that is a corporation, the authorized shares of such Person's capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership shares in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such shares include voting or similar rights entitling the holder thereof to exercise control over such Person.

          "CERTIFICATE OF DESIGNATION" means the Series B Convertible Preferred Stock Certificate of Designation, as filed with the Delaware Secretary of State on or before the Closing Date, in the form of EXHIBIT A hereto.

          "CHARTER" means, as to a corporation, the articles or certificate of incorporation, as to a general or limited partnership, the joint venture or partnership agreement or articles or other organizational document, as to a limited liability company, the operating or limited liability company agreement or articles or certificate of formation, and as to any other Person other than an individual, any statute, articles or other organizational document, each as from time to time amended or modified.

          "CLOSING" has the meaning specified in SECTION 2.2 of this Agreement.

          "CLOSING DATE" has the meaning specified in SECTION 2.2 of this Agreement.

                                       B2-1

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMON STOCK" has the meaning specified in SECTION 3.4 of this Agreement.

          "COMPANY" has the meaning specified in the introduction to this Agreement.

          "CONSENTS" means all consents and approvals of Governmental Authorities or other third parties necessary to authorize, approve or permit the Person indicated to consummate the transactions contemplated hereby.

          "CONVERTIBLE SECURITIES" means securities, obligations, rights, agreements or arrangements that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes the Purchased Securities, and any options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other Capital Securities or obligations that are, directly or indirectly, convertible into or exchangeable for Common Stock.

          "DAMAGES" has the meaning specified in SECTION 8.1 of this Agreement.

          "ESCROW AGREEMENT" means the Closing Escrow Agreement dated as of the date hereof among the Company, the Purchasers and SunTrust Bank, as Escrow Agent, in the form of EXHIBIT E hereto.

          "GOVERNMENTAL AUTHORITY" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government (foreign, federal, local or otherwise) and shall include any international regulatory or trade body or organization.

          "INDEMNITEE" has the meaning specified in SECTION 8.1 hereof.

          "LAW" means applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "LICENSE" means a license, permit, certificate of authority, waiver, approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to transact an activity or operate a business, or to use an asset or process, in each case issued or granted by a Governmental Authority.

          "LIEN" means (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom; (b) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

          "MATERIAL ADVERSE EFFECT" means (a) an adverse effect on the validity or enforceability of this Agreement or any of the Related Agreements in any material respect, (b) a material adverse effect on the condition (financial or other), business, results of operations, ability to conduct business, properties or prospects of the indicated Person (and its subsidiaries, if any), or (c) an impairment of the ability of the indicated Person (and its subsidiaries, if any) to fulfill its obligations under this Agreement or any of the Related Agreements in any material respect.

          "PERSON" means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

          "PREFERRED SHARES" has the meaning specified in the Recitals to this Agreement.

          "PURCHASED SECURITIES" has the meaning specified in the Recitals to this Agreement.

          "PURCHASERS" has the meaning specified in the introduction to this Agreement.

                                       B2-2

          "REGISTRATION RIGHTS AGREEMENT" means the existing Second Amended and Restated Agreement Among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement dated as of September 7, 1999 among the Company and the Persons named therein, and the counterpart signature pages to be signed by the Company and the Purchasers, each in the form of EXHIBIT B hereto.

          "RELATED AGREEMENTS" means the Warrants, the Registration Rights Agreement and the Certificate of Designation.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

          "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "TAXES" or "TAX" means (a) all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, or other taxes of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) upon the Company with respect to all periods or portions thereof ending on or before the date hereof and/or (b) any liability of the Company for the payment of any amounts of the type described in the immediately preceding clause (a) as a result of being a member of an affiliated or combined group.

          "TRANSACTION COSTS" means any and all costs, fees and expenses incurred by the Company or any of the Purchasers in connection with the transactions contemplated herein, including reasonable hourly fees and disbursements of attorneys and accountants for the Purchasers.

          "WARRANTS" has the meaning specified in the Recitals to this Agreement, which shall be issued in the form of EXHIBIT C hereto.

     When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. Unless the context otherwise requires, the terms defined hereunder shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

                                   ARTICLE II

                   SALE AND PURCHASE OF PURCHASED SECURITIES

     SECTION 2.1. Sale and Purchase of Purchased Securities. Subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth herein, including, without limitation, the satisfaction by the Company of the conditions set forth in Article VI hereof, the Company agrees to issue and sell to each Purchaser and each Purchaser, severally, and not jointly, agrees to purchase from the Company, (x) at a price of $31.40 per share, that number of Preferred Shares set forth opposite the name of such Purchaser on SCHEDULE 2.1 hereto, each Preferred Share convertible, initially, into ten (10) shares of Common Stock at an initial conversion price of $3.14 per share, and (y) Warrants to purchase, at an exercise price of $3.14 per share, that number of shares of Common Stock set forth opposite the name of such Purchaser on SCHEDULE 2.1 for a price of $100.00 in the aggregate (which price will be reported by such Purchaser as the

                                       B2-3
purchase price for such Warrants for federal, state and local tax purposes). The sale of the Purchased Securities, as set forth opposite the name of each Purchaser on SCHEDULE 2.1 hereto to each Purchaser at the Closing shall constitute a separate sale hereunder.

     SECTION 2.2.  Escrow; Closing.

     (a) The aggregate purchase price payable by each Purchaser shall be deposited by such Purchaser on the date of this Agreement into an escrow account ("ESCROW ACCOUNT") maintained under the Escrow Agreement; provided, however, that the obligation of SCP Private Equity Partners II, L.P. and Tandem PCS Investments, L.P. (each as one of the Purchasers) to fund up to five million dollars ($5,000,000) of its portion of the Escrow Account may be deferred for a period of up to eleven (11) Business Days after the date hereof. The aggregate amount of funds deposited by the Purchasers into the Escrow Account (the "ESCROWED FUNDS"), shall be held, invested, administered and distributed by the escrow agent (the "ESCROW AGENT") at the Closing in accordance with the Escrow Agreement.

     (b) The closing of the purchase and sale of the Purchased Securities (the "CLOSING") will take place at the offices of Edwards & Angell, LLP, 250 Royal Palm Way, Suite 300, Palm Beach, Florida within two (2) Business Days following the satisfaction (or waiver) of all conditions to the obligations of the parties hereunder, or at such other place, time or date as the Company and the Purchasers may agree (the date of the Closing being referred to herein as the "CLOSING DATE"). At the Closing, the Company will issue, sell and deliver to the Purchasers, and the Purchasers shall, severally, and not jointly, purchase or acquire from the Company that number of Preferred Shares and the Warrant to purchase that number of shares of Common Stock set forth opposite the name of such Purchaser on SCHEDULE 2.1, against payment of the aggregate purchase price therefor set forth opposite the name of such Purchaser on SCHEDULE 2.1. Payment of the aggregate purchase price shall be made by the Escrow Agent to the Company on behalf of each such Purchaser out of the Escrow Account by wire transfer in immediately available funds upon written instructions of the Company in accordance with the terms of the Escrow Agreement. The Purchased Securities will be issued on the Closing Date, and registered to the applicable Purchaser in the Company's records, in the amounts designated on SCHEDULE 2.1 hereto.

     SECTION 2.3. Use of Proceeds. The proceeds from the sale of the Purchased Securities hereunder shall be used by the Company to pay Transaction Costs and for working capital and general corporate purposes, as determined from time to time by the Company's Board of Directors.

     SECTION 2.4. Consummation of Transactions. Each party shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of their respective obligations under this Agreement and to consummate the transactions, which efforts shall include, without limitation, the following:

          (i) The parties shall use all commercially reasonable efforts to cause the Closing to occur and the transactions to be consummated in accordance with the terms hereof. Without limiting the generality of the foregoing, the Company and the Purchasers, respectively, shall obtain all necessary Consents, including the approval of this Agreement and the transactions by the Company's shareholders and by all Governmental Authorities, and make all filings with and to give all notices to third parties which may be necessary or reasonably required in order for the parties to consummate the transactions.

          (ii) Each party shall furnish to the other party all information concerning such party and its Affiliates reasonably required for inclusion in any application or filing to be made by such party or any other party in connection with the transactions.

          (iii) Upon the request of any other party, each party shall forthwith execute and deliver, or cause to be executed and delivered, such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as may reasonably be requested by such party in order to effectuate the purposes of this Agreement.

                                       B2-4

          (iv) Each Purchaser who is a current stockholder of the Company agrees to vote its shares of voting stock of the Company to approve the transactions contemplated by this Agreement in connection with the Company's contemplated solicitation of shareholder approval pursuant to
     SECTION 5.10 hereof.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Purchasers to enter into this Agreement and to purchase the Purchased Securities, the Company hereby represents and warrants that as of the Closing:

          SECTION 3.1. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect with respect to the Company.

          SECTION 3.2. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Related Agreements, to issue and sell the Purchased Securities in accordance with the terms hereof, to issue the shares of Common Stock issuable upon conversion of the Preferred Shares in accordance with the terms thereof, and to issue the shares of Common Stock upon exercise of the Warrants in accordance with the terms thereof;
     (ii) the execution, delivery and performance of this Agreement and the Related Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, any or committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, the Preferred Shares and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

          SECTION 3.3.  Intentionally Omitted.

          SECTION 3.4. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on SCHEDULE 3.4. All of such outstanding shares of capital stock have been, or upon issuance, will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Liens. Except for the Purchased Securities (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) and as set forth on SCHEDULE 3.4, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of Capital Securities of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of Capital Securities of the Company or any of its subsidiaries, nor are any such issuances or arrangements contemplated, and (ii) there are no agreements

                                       B2-5
     or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their Capital Securities under the Securities Act (except the Second Amended and Restated Shareholders' and Registration Rights Agreement dated as of April 16, 1997 and amended as of September 20, 1999, and the Second Amended and Restated Agreement Among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement dated as of September 7, 1999 and amended as of September 20, 1999, between the Company and certain of its shareholders). SCHEDULE 3.4 sets forth all of the Company issued securities or instruments containing anti-dilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Purchased Securities (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) in accordance with the terms of this Agreement or any of the Related Agreements. The Company has furnished to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

          SECTION 3.5. Issuance of Shares. The shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

          SECTION 3.6. No Conflicts. The execution, delivery and performance of this Agreement and the Related Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, the Warrants, the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants will not (i) result in a violation of the Certificate of Incorporation or By-laws or
     (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect with respect to the Company). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect with respect to the Company. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as the Purchasers own any of the Purchased Securities (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants), in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect with respect to the Company. Except as specifically contemplated by this Agreement and the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court

                                       B2-6
     or governmental agency or any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement or any of the Related Agreements, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the NASDAQ National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

          SECTION 3.7. SEC Documents, Financial Statements. Since December 6, 1999, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of Sections 13, 14 and 15(d) of the Securities Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the Securities and Exchange Commission ("SEC") promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts, leases and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

          SECTION 3.8. Absence of Certain Changes. Since November 14, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as disclosed in the draft filing on Form 10-K ("DRAFT 10-K") for the year ended December 31, 2000, in the SEC Documents filed on or before the date hereof or in this Agreement and the Schedules hereto.

          SECTION 3.9. Absence of Litigation. Except as disclosed in the SEC Documents filed on or before the date hereof, the Draft 10-K, or in this Agreement and in SCHEDULE 3.9 hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, including, without limitation, the Securities and Exchange Commission or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. To the best knowledge of the Company, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or

                                       B2-7
     conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect with respect to the Company.

          SECTION 3.10. Intellectual Property. To the best knowledge of the Company, each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge necessary for the conduct of its business as now being conducted (collectively, "INTANGIBLES"). To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect with respect to the Company. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, the Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing, except for any registration or application, the loss of which would not individually or in the aggregate have a Material Adverse Effect on the Company. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries.

          SECTION 3.11. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          SECTION 3.12. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchaser pursuant to SECTION 4.5 hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for confidential information disclosed to the Purchasers, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

          SECTION 3.13. Acknowledgment Regarding Purchasers' Purchase of the Purchased Securities. The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and each Purchaser is "arms-length" and any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Purchased Securities and has not been relied upon by the Company, its officers or directors in any

                                       B2-8
     way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

          SECTION 3.14. Listing. Prior to the Closing Date, the Company will secure the listing of the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants upon each national securities exchange or automated quotation system upon which shares of Common Stock are currently listed (subject to official notice of issuance).

          SECTION 3.15. Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement), other than notice requirements set forth in the Company's Registration Rights Agreements. The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included in the registration statement required to be filed pursuant to the Registration Rights Agreement.

          SECTION 3.16. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Purchased Securities being offered hereby.

          SECTION 3.17. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Purchased Securities being offered hereby under the Securities Act or cause this offering of Purchased Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, the result of such integration which would require registration under the Securities Act, or any applicable stockholder approval provisions, including, without limitation, Rule 4350(i) of the NASD or any similar rule.

          SECTION 3.18. No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

          SECTION 3.19. Securities Laws. The offer, issuance and sale of the Purchased Securities (including shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants), in each case without registration, will not violate the Securities Act, or any applicable state securities or "blue sky" laws.

          SECTION 3.20. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all Liens, except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          SECTION 3.21. Tax Status. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made or filed all foreign, U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on

                                       B2-9
     such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

          SECTION 3.22. Environmental Matters. There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any partnership or joint venture currently or at any time affiliated with the Company. To the best knowledge of the Company, no state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or that may otherwise have a Material Adverse Effect with respect to the Company. To the best knowledge of the Company, no Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws, during the time the Company has owned or leased such properties. The environmental compliance programs of the Company comply in all respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "HAZARDOUS SUBSTANCES" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

          SECTION 3.23. Insurance. The Company has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy.

          SECTION 3.24. Compliance With Laws. The Company and its subsidiaries have complied with, are not in violation of, and have not received any notices of violation with respect to, any federal, state or local statute, law or regulation (including, without limitation, the Occupational Safety and Health Act and the Americans with Disabilities Act) with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply, violations or notices of violations which, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect with respect to the Company. Neither Company nor any of its subsidiaries has received any written notice of any actual, alleged or potential obligation on the part of Company or any of its subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature relating to the business of Company or any of its subsidiaries or their respective assets in connection with any violation or alleged violation of applicable law (including, without limitation, the Occupational Safety and Health Act and the Americans with Disabilities Act), except any violation or alleged violation that does not have, and is not reasonably likely to have, a Material Adverse Effect with respect to the Company.

          SECTION 3.25. Interested Party Transactions. Except for transactions described in the Company's SEC Documents, the Draft 10-K and its most recent Annual Report on Form 10-K filed on or prior to the date hereof, and except for the transactions contemplated by this Agreement, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

                                      B2-10

                                   ARTICLE IV

                          PURCHASERS' REPRESENTATIONS

     Each of the Purchasers hereby, severally and not jointly, represents and warrants to the Company that:

          SECTION 4.1. Investment Intent. Such Purchaser is (i) an "accredited investor" as defined in Regulation D of the Securities Act and (ii) acquiring the Purchased Securities to be purchased by it pursuant to
     Article II hereof for investment and not with a view to the distribution thereof.

          SECTION 4.2. Authorization. The execution, delivery and performance by such Purchaser of this Agreement and of each Related Agreement to which such Purchaser is a party (a) are within such Purchaser's power and authority, (b) have been duly authorized by all necessary corporate, stockholder and other proceedings, as the case may be, and (c) do not and will not result in the creation of any Lien upon any of such Purchaser's property or conflict with or result in any breach of any provision of such Purchaser's Charter or by-laws or any Law, License, agreement or instrument to which such Purchaser is subject, other than those conflicts or breaches that are not reasonably expected to have a Material Adverse Effect with respect to such Purchaser.

          SECTION 4.3. Enforceability. This Agreement is and, when executed and delivered, each Related Agreement to which such Purchaser is a party will be, legally binding obligations of such Purchaser, enforceable against it in accordance with the respective terms and provisions hereof and thereof.

          SECTION 4.4. Exemption. Such Purchaser understands that the Purchased Securities are not, and any Common Stock acquired on conversion, exercise or otherwise pursuant to the terms thereof at the time of issuance will not be, registered under the Securities Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Purchaser's representations set forth herein.

          SECTION 4.5. Experience. Such Purchaser is experienced in evaluating and investing in technology companies such as the Company, is familiar with the risks associated with the business and operations of companies that operate in similar lines of business, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment, including the potential loss of its investment. Such Purchaser represents that it has had, during the course of the transaction and prior to its purchase of the Purchased Securities, the opportunity to request information from and ask questions of the Company and its officers, employees and agents concerning the Company, its assets, business and operations and to receive information and answers to such requests and questions.

          SECTION 4.6. Restrictions on Resale. Such Purchaser understands that the Purchased Securities (and any Common Stock issued on conversion or exercise thereof) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Purchased Securities (or the Common Stock issued on conversion or exercise thereof) or an available exemption from registration under the Securities Act, or sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) ("RULE 144"), the Purchased Securities (and any Common Stock issued on conversion or exercise thereof) must be held indefinitely. Such Purchaser agrees that in no event will it make a transfer or disposition of any of the Purchased Securities or Common Stock issued upon conversion or exercise thereof (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and (ii) if requested by the Company, such Purchaser shall have furnished to the Company at the expense of such Purchaser or its transferee, an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may be made without registration under the Securities Act. Such Purchaser agrees that any certificate or instrument evidencing the Purchased Securities will contain a legend to such effect.

                                      B2-11

          SECTION 4.7. Legends. The Purchasers understand that the Purchased Securities and, until such time as the shares of Common Stock issuable upon conversion of the Preferred Shares and upon conversion of the Warrants have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold, and are being sold, by the Purchasers under Rule 144, the certificates for such shares of Common Stock may bear a restrictive legend in substantially the following form:

             The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws; provided the availability of such exemption is confirmed by an opinion of counsel, acceptable to the Company, delivered to the Company.

     The Company agrees that it shall, immediately prior to the Registration Statement (as defined in the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the issuance of shares of Common Stock issuable by the Company upon conversion of the Preferred Shares and upon exercise of the Warrants, certificates representing such shares of Common Stock without the restrictive legend above, provided such shares of Common Stock are to be sold pursuant to the prospectus contained in the Registration Statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement; (b) such holder provides the Company with an opinion of counsel, acceptable to the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (c) such holder provides the Company with reasonable assurances that such security can be sold under Rule 144. In the event the above legend is removed from any security and thereafter the effectiveness of a registration statement covering such security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to the Purchasers the Company may require that the above legend be placed on any such security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Purchasers shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such security may again be sold pursuant to an effective registration statement or under Rule 144.

                                   ARTICLE V

                  CONDITIONS TO THE PURCHASERS' OBLIGATIONS TO
                            PURCHASE AT THE CLOSING

     Each Purchaser's obligation to purchase the Purchased Securities at the Closing, allocated to it as set forth on SCHEDULE 2.1 pursuant to SECTION 2.2 of this Agreement is subject to compliance by the Company with its agreements and representations herein contained, and to the satisfaction, on or prior to the Closing Date, of the following conditions:

          SECTION 5.1. Related Agreements. Each of the Related Agreements shall have been executed and delivered by the Company and the other Purchasers, as applicable, in a form provided for herein, and each of the Related Agreements shall be in full force and effect and no term or condition hereof or thereof shall have been amended, modified or waived except with the prior written consent of each of the

                                      B2-12

     Purchasers. All covenants, agreements and conditions contained herein and in the Related Agreements which are to be performed or complied with on or prior to the Closing Date shall have been performed or complied with in all respects.

          SECTION 5.2. Charter Documents; Good Standing Certificates. The Purchasers shall have received from the Company (a) a copy of the Company's Charter, certified by the Delaware Secretary of State to be true and complete as of a date no more than five (5) days prior to the Closing Date,
     (b) a copy, certified by the Secretary of the Company to be true and complete as of the Closing Date, of the by-laws thereof; and (c) a certificate, dated not more than five (5) days prior to the Closing Date, of the relevant Governmental Authority or other appropriate official of each state in which the Company is incorporated or qualified to do business, as to the Company's corporate good standing in such state or qualification to do business, as the case may be.

          SECTION 5.3. Proof of Corporate Action. The Purchasers shall have received from the Company copies certified by the Secretary or other appropriate officer thereof to be true and complete as of the Closing Date, of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement and each of the Related Agreements to which the Company is a party.

          SECTION 5.4. Incumbency Certificate. The Purchasers shall have received from the Company an incumbency certificate, dated the Closing Date, signed by a duly authorized officer thereof and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company, this Agreement and each of the Related Agreements to which the Company is or is to become a party, and to give notices and to take other action on behalf of the Company under each of such documents.

          SECTION 5.5. Legal Opinion. The Purchasers shall have received from Edwards & Angell, LLP, counsel to the Company, a legal opinion in the form attached hereto as EXHIBIT D.

          SECTION 5.6. Legality; Governmental and Other Authorizations. The purchase of the Purchased Securities by the Purchasers shall not be prohibited by any Law and shall not subject the Purchasers, or any of them, to any penalty, special tax, or other onerous condition. No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would impose material limitations on the ability of any party to consummate the transactions contemplated herein or prohibit such consummation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect other than the Blue Sky Filings.

          SECTION 5.7. Payment of Certain Fees and Disbursements. Each Purchaser shall have been reimbursed all Transaction Costs incurred by it through the Closing Date.

          SECTION 5.8. Delivery of Purchased Securities. Each Purchaser shall have received from the Company certificates evidencing the Preferred Shares and instruments evidencing the Warrants to be issued and sold to such Purchaser as of the Closing Date and registered in the name of such Purchaser.

          SECTION 5.9. General. The Purchasers shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, the opinion of counsel contemplated in SECTION 5.5 hereof, and any Consents required to be secured by the Company in connection with the transactions contemplated herein.

          SECTION 5.10. Shareholder Approval. The Company shall have obtained the approval of its shareholders with respect to the transactions contemplated hereby as required by the National Association of Securities Dealers ("NASD").

          SECTION 5.11. Minimum Offering. Each of the other Purchasers shall close concurrently, the transactions contemplated hereunder in accordance with the terms hereof, resulting in aggregate gross

                                      B2-13
     proceeds to the Company of at least $30,000,000 on the Closing Date, less reimbursement to the Purchasers for the Transaction Costs, in accordance with this Agreement and the terms of the Escrow Agreement.

          SECTION 5.12. Filing of Certificate of Designation. The Certificate of Designation shall have been filed with the Delaware Secretary of State and shall be in full force and effect.

          SECTION 5.13. Auditors Report. The Company shall have received from Deloitte & Touche, LLP, an unqualified auditors' report for the year ended December 31, 2000, a copy of which shall have been provided to each Purchaser.

          SECTION 5.14. Information Rights. Each of the management rights letter between the Company and SCP Private Equity Partners, II, L.P., the information rights letter between the Company and Tandem PCS Investments, L.P., and the information rights letter between the Company and Mellon Ventures, L.P. shall have been duly executed and delivered by the Company to the respective Purchaser party to such agreement, in a form provided for in Exhibits F, G and H respectively, and each such agreement shall be in full force and effect.

                                   ARTICLE VI

                                   COVENANTS

     SECTION 6.1. Form D; Blue Sky Laws. The Company shall file with the Securities and Exchange Commission a Form D with respect to the Purchased Securities as required under Regulation D and provide a copy thereof to the Purchasers promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Purchased Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.

     SECTION 6.2. Reporting Status. So long as any Purchaser beneficially owns any of the Purchased Securities, the Company shall timely file all reports required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Securities Exchange Act even if the Securities Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

     SECTION 6.3. Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Securities to pay Transaction Costs and for working capital and general corporate purposes.

     SECTION 6.4. Expenses. The Company shall pay to each Purchaser at the Closing, reimbursement for all Transaction Costs incurred by such Purchaser; provided, however, that Purchasers shall be permitted to deduct all of their respective Transaction Costs from the Purchase Price payable by such Purchaser for the Purchased Securities purchased by such Purchaser hereunder (with prior delivery to the Company of verifiable invoices for such Transaction Costs in reasonable detail).

     SECTION 6.5. Financial Information. The Company shall send (via electronic transmission or otherwise) the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Purchased
Securities: (i) within ten (10) days after the filing with the Securities and Exchange Commission, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

     SECTION 6.6. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion

                                      B2-14
of the Preferred Shares and issuance of the shares of Common Stock issuable upon conversion pursuant to the terms thereof, and the full exercise of the Warrants and issuance of the shares of Common Stock issuable upon exercise thereof and as otherwise required by the Preferred Shares and the Warrants.

     SECTION 6.7. Listing. The Company shall maintain, so long as any Purchaser (or any of its affiliates) owns any Purchased Securities, the listing of all shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants on each national securities exchange or automated quotation system on which shares of Common Stock are currently listed. The Company will use its best efforts to continue the listing and trading of its Common Stock on NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. The Company shall promptly provide to the Purchasers copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the NASDAQ or, if applicable, any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

     SECTION 6.8. Corporate Existence. So long as any Purchaser beneficially owns any Purchased Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Related Agreements regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Preferred Shares and exercise in full of all Warrants outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX.

     SECTION 6.9. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Purchased Securities) under circumstances that would require registration of the Purchased Securities being offered or sold hereunder under the Securities Act or cause this offering of the Purchased Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

     SECTION 6.10. Legal Compliance. The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect with respect to the Company.

     SECTION 6.11. Registration on Form S-3. As soon as practical following the Closing Date and the purchase of the Purchased Securities by the Purchasers, but in no event later than 45 days following the Closing Date, the Company will file with the SEC a registration statement on Form S-3 in order to register for resale the shares of Common Stock issuable upon conversion or exercise of the Purchased Securities and will take all commercially reasonable efforts to effect such registration as soon as practicable thereafter. The Purchasers acknowledge that the Company's filing of such registration statement will require prior notice to existing stockholders who are parties to registration rights agreements with the Company and that such stockholders may exercise their "piggyback" registration rights to participate and include shares of Common Stock they hold in such registration statement. The terms and conditions under which such registration will be effected shall be as set forth in the Registration Rights Agreement, except to the extent such terms and conditions are inconsistent with the provisions of this Section 6.11.

     SECTION 6.12. Conduct of Business. From the date of this Agreement to the Closing, the Company shall conduct its business, operations and activities only in the ordinary course of business and consistent with past practice, and shall cause all transactions relating thereto to be effected only in the ordinary course of business.

                                      B2-15

     SECTION 6.13. Board Seats. The Company shall use its best efforts, between the signing of this Agreement and the Closing Date, to obtain the written approval of the Nasdaq Stock Market or its Staff, under Rule 4351 of the NASD or such other rules as may apply, for an amendment to the Certificate of Designation providing for the right of the holders of the Preferred Shares to elect two (2) members of the Company's Board of Directors ("DIRECTORS") so long as there is outstanding any of the Preferred Shares originally issued on the Closing Date, one of which shall be designated by SCP Private Equity Partners, II, L.P. so long as it holds any of such Preferred Shares and one of which shall be designated by Tandem PCS Investments, L.P. so long as it holds any of such Preferred Shares, and if such approval is obtained, the Certificate of Designation shall be so amended by the Company before its filing with the Delaware Secretary of State.

     SECTION 6.14. Subsequent Offering. The Company agrees that without the prior written consent of each of the Purchasers, it will not issue additional shares of the Series B Convertible Preferred Stock at a price per share less than $31.40 or on terms more favorable to the purchasers of such additional shares than the terms contemplated hereby and by the Certificate of Designation.

                                  ARTICLE VII

                          TRANSFER AGENT INSTRUCTIONS

     (a) The Company shall instruct its transfer agent to issue certificates, registered in the name of the Purchasers or their nominee, for the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants in such amounts as specified from time to time by the Purchasers to the Company upon conversion of or otherwise pursuant to the Preferred Shares or upon exercise of the Warrants, as applicable.

     (b) The Company warrants that no instruction other than such instructions referred to in this Article VII, and stop transfer instructions to give effect to SECTION 4.7 hereof in the case of the transfer of the shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants prior to registration of such shares of Common Stock under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that such securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement and permitted under applicable securities laws. Nothing in this Article VII shall affect in any way the Purchasers' obligations and agreement set forth in SECTION 4.7 hereof to resell such securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

     (c) If any Purchaser provides the Company and the transfer agent with an opinion of counsel reasonably satisfactory to the Company, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from registration, the Company shall permit the transfer and, in the case of shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

                                  ARTICLE VIII

                    CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The Company's obligation to sell and issue the Purchased Securities pursuant to this Agreement is subject to compliance by the Purchasers with the agreements herein contained, and to the satisfaction on or prior to the Closing Date, of the following conditions:

          SECTION 8.1. Related Agreements. Each of the Related Agreements to which each Purchaser is a party shall have been executed by such Purchaser. All covenants, agreements and conditions

                                      B2-16
     contained in such Related Agreements which are to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with by the Purchasers in all material respects.

          SECTION 8.2. Representations and Warranties; Satisfaction of Conditions; Officer's Certificate. The representations and warranties of the Purchasers contained herein shall be true and correct in all respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company shall have received on the Closing Date a certificate to such effect signed by an authorized officer of each Purchaser.

          SECTION 8.3. Legality; Governmental and Other Authorizations. The issuance and sale of the Purchased Securities by the Company shall not be prohibited by any Law and shall not subject the Company to any penalty, special tax, or other onerous condition. No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would impose material limitations on the ability of any party to consummate the transactions contemplated hereby or prohibit such consummation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect other than the Blue Sky Filings.

                                   ARTICLE IX

                   SUBSEQUENT HOLDERS OF PURCHASED SECURITIES

     Whether or not any express assignment has been made in this Agreement, the provisions of this Agreement that are for the benefit of the Purchasers as the holders of any Purchased Securities are also for the benefit of, and enforceable by, all subsequent holders of such Purchased Securities, and the provisions of this Agreement that subject the Purchasers to obligations as the holders of any Purchased Securities also shall subject all subsequent holders of Purchased Securities.

                                   ARTICLE X

                                   INDEMNITY

     SECTION 10.1. Indemnification. Notwithstanding any disclosures made in the Schedules hereto, the Company hereby agrees to indemnify, exonerate and hold the Purchasers and their (if applicable) general and limited partners, members and managers, or shareholders and their respective shareholders, officers, directors, employees and agents (each an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, or suits (the "CLAIMS"), losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively, "DAMAGES") arising from a breach of any representation, warranty, covenant or agreement of the Company contained in or made pursuant to this Agreement or any of the Related Agreements, and (b) any Claims brought against them by third parties ("THIRD PARTY CLAIMS") to the extent any such Third Party Claim is incurred by any Indemnitee as a result of or relating to (i) any transaction by the Company financed or to be financed in whole or in part, directly or indirectly, with proceeds from the sale of any of the Purchased Securities, and (ii) the execution, delivery, performance or enforcement of this Agreement, the Related Agreements or any other agreement contemplated hereby or thereby (including, without limitation, any failure by the Company to comply with any of its covenants or any material breach of its representations and warranties in this Agreement, the Related Agreements or any other agreement contemplated hereby or thereby), excluding, however, any such Damages caused directly by the actions of the Indemnitee in violation of its obligations under such agreements.

     SECTION 10.2. Transaction Costs. The Company hereby agrees to indemnify each Purchaser against and agrees that it will hold each Purchaser harmless from any claim, demand or liability for any

                                      B2-17

Transaction Costs incurred by the Company or such Purchaser in connection with the transactions contemplated by this Agreement or the Related Agreements.

     SECTION 10.3.  Procedures.

     (a) In the event of any Third Party Claim for indemnification under the terms of SECTION 10.1 or 10.2, Indemnitee shall give prompt written notice of such Third Party Claim to the Company which may assume the defense thereof, provided that any delay or failure to so notify the Company shall relieve the Company of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnitee shall have the right to approve any counsel selected by the Company and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless, in the case of approval of a proposed settlement, such settlement provides only, as to the Indemnitee, the payment of money damages actually paid by the Company and a complete release of the Indemnitee in respect of the Third Party Claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this ARTICLE X shall not be construed so as to provide for the indemnification of any Indemnitee for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this ARTICLE X to the fullest extent permitted by law.

     (b) In the event that the Company undertakes the defense of any Third Party Claim, the Company will keep the Indemnitee advised as to all material developments in connection with such Third Party Claim, including, but not limited to, promptly furnishing the Indemnitee with copies of all material documents filed or served in connection therewith.

     (c) In the event that the Company fails to assume the defense of any Third Party Claim within ten Business Days after receiving written notice thereof, the Indemnitee shall have the right, subject to the Company's right to assume the defense pursuant to the provisions of this ARTICLE X, to undertake the defense, compromise or settlement of such Third Party Claim for the account of the Company. Unless and until the Indemnitee assumes the defense of any Third Party Claim, the Company shall advance to the Indemnitee any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. In addition, if the Indemnitee has notified the Company of its determination that such Third Party Claim may reasonably create a conflict between the positions of the Indemnitee and the Company, then separate counsel shall be entitled to participate in and conduct such defense and the Company shall be liable for any reasonable legal or other expenses incurred by the Indemnitee in connection with such defense. Each Indemnitee shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnitee shall reimburse the Company for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this ARTICLE X.

     (d) In no event shall Company be required to pay in connection with any Third Party Claim for more than one firm of counsel (and local counsel) to the Purchasers, their Affiliates, directors, shareholders, officers, employees, agents and/or the legal representatives of any of them.

     SECTION 10.4. Survival of Obligations. The obligations of the Company and the Purchasers under this ARTICLE X shall survive the Closing Date and the termination of this Agreement.

                                   ARTICLE XI

                                    NOTICES

     All demands, notices, requests, consents and other communications required or permitted under this Agreement, any Related Agreement or the Purchased Securities shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), commercial (including FedEx) or U.S. Postal Service overnight delivery service, or,

                                      B2-18
deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

       If to the Company, addressed to:

        AirNet Communications Corporation
        3950 Dow Road
        Melbourne, FL 32934
        Attention: President
        Fax: (321) 676-9914

        with a copy to:

        Edwards & Angell, LLP
        One North Clematis Street, Suite 400
        West Palm Beach, FL 33401
        Attention: John G. Igoe, Esq.
        Telephone: (561) 833-7700
        Fax No.: (561) 655-8719

     If to any Purchaser, to such Purchaser's address as set forth on SCHEDULE
2.1 hereto.

     Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Standard Time and, if sent after 5:00 p.m. Eastern Standard Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

                                  ARTICLE XII

                             TERMINATION; SURVIVAL

     SECTION 12.1. Termination. In addition to any other rights of termination set forth herein, this Agreement may be terminated, and the transactions contemplated hereby may be abandoned, without further obligation of any party (except as set forth herein), at any time prior to the Closing Date:

          (a) by mutual written consent of the parties;

          (b) by the Company or the Purchasers upon written notice to the other, if the consummation of the transactions shall not have occurred by June 30, 2001;

          (c) by the Company, upon written notice to the Purchasers on or before the 30th day following the date of this Agreement; or

          (d) by (x) any Purchaser (provided that such Purchaser is not otherwise in breach of this Agreement) if (i) the Company has breached a material representation, warranty, covenant or agreement set forth herein,
     (ii) such breach would entitle the Purchasers not to consummate the transactions at the Closing and (iii) the Company fails to cure such breach within ten (10) days of written notice thereof from any Purchaser and (y) the Company as to any Purchaser (provided that the Company is not otherwise in breach of this Agreement) if (i) such Purchaser has breached a material representation, warranty, covenant or agreement set forth herein, (ii) such breach would entitle the Company not to

                                      B2-19
     consummate the transactions at the Closing and (iii) such Purchaser fails to cure such breach within ten (10) days of written notice thereof from the Company.

     SECTION 12.2. Effect of Termination. In the event of a termination of this Agreement, neither party hereto shall have any liability or further obligation to the other party, except as set forth in paragraph (a), (b) or (c) below, and except that nothing herein will relieve any party from liability for any breach by such party of this Agreement.

     (a) In the event of a termination by the Company of this Agreement pursuant to SECTION 12.1, all provisions of this Agreement shall terminate, except ARTICLES X, XI, XII, XIV and XV.

     (b) Except in the event of a termination by the Company pursuant to SECTION 12.1(D), all costs and expenses incurred by the Purchasers in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company.

     (c) In the event of a termination of this Agreement by the Company pursuant to SECTION 12.1(B) or SECTION 12.1(C), Company shall reimburse each Purchaser for all Transaction Costs incurred by such Purchaser to the date of termination and shall issue to the Purchasers (pro rata based on their commitments hereunder) Warrants to purchase an aggregate of 300,000 shares of Common Stock at an exercise price per share equal to $3.14, such Warrants to be substantially in the form of EXHIBIT B hereto.

     SECTION 12.3. Survival. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to any party pursuant hereto shall be deemed to have been relied on by each such party, notwithstanding any investigation made by such party or on its behalf. All representations and warranties made herein or in any of the Related Agreements shall survive the execution and delivery of this Agreement and of the Purchased Securities for three (3) years from the Closing Date.

                                  ARTICLE XIII

                             AMENDMENTS AND WAIVERS

     This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively and either for a specified period of time or indefinitely) only with the written consent of the Company and each of the Purchasers. Any amendment or waiver effected in accordance with this ARTICLE XIII shall be binding upon the Company and each holder (or permitted transferee) of any Purchased Securities sold pursuant to this Agreement (whether or not such holder (or permitted transferee) has consented to such amendment or waiver).

                                  ARTICLE XIV

                   CHOICE OF LAW; SUBMISSION TO JURISDICTION
                            AND WAIVER OF JURY TRIAL

     SECTION 14.1. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAWS PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

     SECTION 14.2. Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this

                                      B2-20

Agreement in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

                                   ARTICLE XV

                      CONFIDENTIALITY; RIGHT TO PUBLICIZE

     (a) Each Purchaser, on behalf of itself and its Affiliates, agrees that it will maintain the confidentiality of all non-public information disclosed to it by the Company or obtained as a result of negotiating or entering into this Agreement and the Related Agreement and will not, without the prior written consent of the Company, use such information other than in connection with the transactions contemplated hereby, provided, however, that the foregoing confidentiality obligations do not apply to information that (i) was or becomes available to the public through no action by such Purchaser, (ii) was or becomes available to such Purchaser on a non-confidential basis or (iii) in the reasonable opinion of legal counsel, must be disclosed pursuant to Law or the requirements of any national securities exchange; provided further, however, that in the case of (iii) above where disclosure is sought pursuant to subpoena, litigation discovery request or other similar legal process, such Purchaser shall submit the proposed disclosure to the Company, who shall have an opportunity, at its expense, to contest such disclosure, move for a protective order or otherwise attempt to narrow the scope thereof to the extent permitted under Law.

     (b) Each of the parties hereto hereby agrees that it will not, except as required by law, issue a press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the Company and the Purchasers; provided, however, that following the Closing but only after the final closing by the Company of the sale of any other shares of Series B Convertible Preferred Stock and warrants to purchase shares of Common Stock, the Purchasers will have the right to publicize their investment in the Company as contemplated hereby by means of a tombstone advertisement or other customary advertisement in newspapers and other periodicals which advertisement shall be reasonably acceptable to the Company and customary disclosures to its limited partners. The Company will announce and disclose to the public and in applicable SEC filings the material terms of this Agreement and the Related Agreements promptly following execution of this Agreement and will have the right to inform actual or prospective customers and lenders of such investment from and after the date of this Agreement.

                                  ARTICLE XVI

                ENTIRE AGREEMENT; COUNTERPARTS; SECTION HEADINGS

     (a) This Agreement, the Related Agreements and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings (whether oral or written) between the parties with respect to its subject matter.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (c) There are no third party beneficiaries of this Agreement.

     (d) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     (e) The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     (f) Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facility transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

                                      B2-21

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          COMPANY:

                                          AIRNET COMMUNICATIONS CORPORATION


                                          By: /s/ R. Lee Hamilton, Jr.
                                            ------------------------------------


                                          Name: R. Lee Hamilton, Jr.
                                              ----------------------------------


                                          Title: President and Chief Executive
                                          Officer
                                             -----------------------------------


                                      B2-22

                         SECURITIES PURCHASE AGREEMENT

     The undersigned hereby (a) agrees to purchase the Purchased Securities of AirNet Communications Corporation (the "COMPANY") listed opposite its name on the SCHEDULE 2.1 attached hereto, subject to the terms and conditions of the Agreement; (b) acknowledges that the certificate(s) evidencing the Preferred Shares and Warrants being issued hereunder (and the certificate(s) evidencing the Common Stock issuable upon conversion or exercise thereof) may bear a legend consistent with the provisions of SECTION 4.7; (c) acknowledges that representations made by the undersigned in ARTICLE IV of this Agreement will be relied upon by the Company in connection with the offer, sale and delivery of the Purchased Securities by the Company to the undersigned; and (d) authorizes this signature page to be attached as a counterpart signature page to the Agreement as of the date hereof.

                                          PURCHASER:


                                          TANDEM PCS INVESTMENTS, L.P.



                                                          By:/s/ Helene Belanger


                                            ------------------------------------



                                                            Name:Helene Belanger


                                              ----------------------------------



                                                            Title:Vice President


                                             -----------------------------------



                                          By: /s/ Lynn C. McDonald

                                            ------------------------------------


                                                           Name:Lynn C. McDonald


                                              ----------------------------------



                                                                  Title:Director

                                             -----------------------------------

          [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                      B2-23

                         SECURITIES PURCHASE AGREEMENT

     The undersigned hereby (a) agrees to purchase the Purchased Securities of AirNet Communications Corporation (the "COMPANY") listed opposite its name on the SCHEDULE 2.1 attached hereto, subject to the terms and conditions of the Agreement; (b) acknowledges that the certificate(s) evidencing the Preferred Shares and Warrants being issued hereunder (and the certificate(s) evidencing the Common Stock issuable upon conversion or exercise thereof) may bear a legend consistent with the provisions of SECTION 4.7; (c) acknowledges that representations made by the undersigned in ARTICLE IV of this Agreement will be relied upon by the Company in connection with the offer, sale and delivery of the Purchased Securities by the Company to the undersigned; and (d) authorizes this signature page to be attached as a counterpart signature page to the Agreement as of the date hereof.

                                          PURCHASER:


                                          MELLON VENTURES, L.P.



                                          By: MVMA, L.P., its General Partner

                                            ------------------------------------


                                          By:MVMA, Inc., its General Partner

                                            ------------------------------------


                                          By:/s/ Joseph A. Woods

                                            ------------------------------------


                                                            Name:Joseph A. Woods


                                              ----------------------------------



                                                                 Title:Associate

                                             -----------------------------------

          [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                      B2-24

                         SECURITIES PURCHASE AGREEMENT

     The undersigned hereby (a) agrees to purchase the Purchased Securities of AirNet Communications Corporation (the "COMPANY") listed opposite its name on the SCHEDULE 2.1 attached hereto, subject to the terms and conditions of the Agreement; (b) acknowledges that the certificate(s) evidencing the Preferred Shares and Warrants being issued hereunder (and the certificate(s) evidencing the Common Stock issuable upon conversion or exercise thereof) may bear a legend consistent with the provisions of SECTION 4.7; (c) acknowledges that representations made by the undersigned in ARTICLE IV of this Agreement will be relied upon by the Company in connection with the offer, sale and delivery of the Purchased Securities by the Company to the undersigned; and (d) authorizes this signature page to be attached as a counterpart signature page to the Agreement as of the date hereof.

                                          PURCHASER:


                                          SCP PRIVATE EQUITY PARTNERS II, L.P.



                                          By:SCP PRIVATE EQUITY II GENERAL
                                             PARTNER, L.P., its General Partner

                                            ------------------------------------


                                          By:SCP PRIVATE EQUITY II GENERAL
                                             PARTNER, LLC, its Manager

                                            ------------------------------------


                                          By:/s/ James W. Brown

                                            ------------------------------------


                                          Name:James W. Brown

                                              ----------------------------------


                                          Title:A Manager

                                             -----------------------------------

          [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                      B2-25

                         SECURITIES PURCHASE AGREEMENT

                                  SCHEDULE 2.1

                                               PURCHASE
                                              PRICE PER
                                              UNDERLYING
                                               SHARE OF
                                             COMMON STOCK                                  COMMON       EXERCISE
                                            (5-DAY TRADING    UNDERLYING     AGGREGATE      STOCK     PRICE (5-DAY   WARRANT
                               PREFERRED     AVERAGE PER      SHARES OF      PURCHASER     WARRANT      TRADING      PURCHASE
NAME AND ADDRESS OF PURCHASER    SHARES         SHARE)       COMMON STOCK      PRICE       SHARES       AVERAGE)      PRICE
-----------------------------  ----------   --------------   ------------   -----------   ---------   ------------   --------
SCP Private Equity Partners,
  II, L.P. .................   318,471.33        $3.14       3,184,713.33   $10,000,000     955,414      $3.14         $100
  300 Building
  435 Devon Park Drive
  Wayne, PA 19087
Tandem PCS Investments,
  L.P. .....................   318,471.33        $3.14       3,184,713.33   $10,000,000     955,414      $3.14         $100
  c/o Live Cycles Holding Co.
  1981 McGill College Ave.
  7th Floor
  Montreal, Quebec
  H3A 1G1, Canada
Mellon Ventures, L.P. ......   318,471.33        $3.14       3,184,713.33   $10,000,000     955,414      $3.14         $100
                               ----------        -----       ------------   -----------   ---------      -----         ----
  c/o Mellon Ventures, Inc.
  One Mellon Center
  Suite 5300
  Pittsburgh, PA 15258
         Total:                   955,414          N/A          9,554,140   $30,000,000   2,866,242        N/A         $300
                               ==========                    ============   ===========   =========                    ====

                                      B2-26

                                                                      APPENDIX C

                       AIRNET COMMUNICATIONS CORPORATION

                      SERIES B CONVERTIBLE PREFERRED STOCK
                           CERTIFICATE OF DESIGNATION

                            ------------------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                            ------------------------

     AirNet Communications Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that pursuant to the authority vested in the Board of Directors of the Corporation by its Certificate of Incorporation, as amended, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, said Board of Directors, adopted the following resolution at a meeting duly called and held on April 2, 2001, which resolution remains in full force and effect as of the date hereof:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") by its Certificate of Incorporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), the Board of Directors does hereby create, authorize and provide for the issuance of Series B Convertible Preferred Stock, par value $.01 per share, consisting of 3,184,713 shares, having the following designations, preferences and relative and other special rights, qualifications, limitations and restrictions:

          1. DESIGNATION AND AMOUNT. The designation of such series is "SERIES B CONVERTIBLE PREFERRED STOCK" (hereinafter in this Certificate of Designation called the "SERIES B PREFERRED STOCK") and the number of shares constituting such series shall be 3,184,713, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series B Preferred Stock, plus shares issuable upon the exercise of any then outstanding options, warrants or rights to acquire Series B Preferred Stock, including dividends payable pursuant to the terms of the Series B Preferred Stock. All capitalized terms used in this Certificate of Designation and not otherwise defined shall have the meaning given to such terms in Section 13 hereof.

          2. DIVIDENDS. (a) The Holders of shares of the Series B Preferred Stock, in preference to the holders of all Junior Capital Stock and on a pari passu basis with holders of Parity Capital Stock, will be entitled to receive, when, as and if dividends are declared by the Board of Directors, out of funds of the Corporation legally available therefor, cumulative dividends as provided in this Section 2. Dividends on each outstanding share of Series B Preferred Stock shall be payable in cash, or at the option of the Corporation, in such number of shares of Series B Preferred Stock as is set forth in Section 2(d) below, and accrue (whether or not earned or declared) at the rate of 8% per annum on the sum of (i) the Purchase Price and (ii) all accumulated and unpaid dividends accrued thereon from the date of issuance thereof (the "SERIES B DIVIDENDS"). Such dividends will be calculated and accrued on a quarterly basis on the last day of each fiscal quarter of the Corporation in respect of the prior three month period prorated on a daily basis for partial periods.

          (b) If the Corporation at any time pays less than the total amount of Series B Dividends then accrued with respect to the Series B Preferred Stock, such payment shall be distributed ratably among the Holders based upon the aggregate accrued but unpaid Series B Dividends on the Series B Preferred Stock held by each such Holder.

          (c) In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the Holders at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Series B Preferred Stock had all of the outstanding Series B Preferred Stock been converted in accordance with Section 6(a) immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

          (d) The Corporation may pay the Series B Dividends to each Holder by the issuance of such number of shares of Series B Preferred Stock as equals the quotient of (i) the accrued and unpaid Series B Dividends with respect to the shares of Series B Preferred Stock held such Holder and (ii) the Purchase Price.

          3. LIQUIDATION PREFERENCE. (a) In the event of any (each a "LIQUIDATION EVENT") liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, each Holder shall be entitled, after payment of the Corporation's debts and other liabilities and any preferential amounts due to the holders of Senior Capital Stock, to be paid in full, before any distribution is made on any Junior Capital Stock but on a pari passu basis with any distribution on Parity Capital Stock, an amount (the "LIQUIDATION AMOUNT") with respect to each share of Series B Preferred Stock held by such Holder equal to the sum of (i) the product of (x) the Purchase Price and (y) two and (ii) the Series B Dividends accrued on such share of Series B Preferred Stock. After payment of the preferences to all holders of preferred stock of the Corporation, all remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, Series B Preferred Stock (on an as-if converted to Common Stock basis) and any other Capital Stock of the Corporation entitled to share in such distribution.

          (b) Deemed Liquidation. The Majority Holders may elect in writing by notice delivered to the Corporation, prior to the closing of a Sale of the Corporation, to treat a specific proposed Sale of the Corporation (other than a Qualified Sale of the Corporation) as a Liquidation Event for purposes of Section 3(a).

          (c) Partial Payment. The Corporation shall, not later than 20 days prior to the earlier of the record date for the taking of a vote of stockholders with respect to any Liquidation Event or the date set for the consummation of a Liquidation Event, provide to the Holders such information concerning the terms of the Liquidation Event and the value of the assets of the Corporation or such other relevant information as may be reasonably requested by the Holders. If, upon a Liquidation Event, the net assets of the Corporation available for payment to the Holders of Series B Preferred Stock and the holders of Parity Capital Stock are not sufficient to pay in full the Liquidation Amount to the Holders of Series B Preferred Stock and the preferential amounts due to the holders of Parity Capital Stock, the Holders of Series B Preferred Stock and the holders of Parity Capital Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled.

          (d) No Additional Distributions. Holders of Series B Preferred Stock shall not be entitled to any additional distribution in the event of any Liquidation Event in excess of the amount set forth in Section 3(a) hereof.


          4. VOTING RIGHTS OF SERIES B PREFERRED STOCK. (a) Except as otherwise required by law or as provided herein, each Holder of Series B Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number of shares of Common Stock into which such Holder's shares could be converted pursuant to the provisions of Section 6(a) hereof on the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, on the date such vote is taken or any written consent of stockholders is solicited, provided, however, that, solely for purposes of determining the number of votes a Holder of Series B Preferred Stock is entitled to pursuant to this Section 4, the Conversion Price (as defined in Section 6(d) hereof), if then less than $2.8438, shall be deemed to be $2.8438 (the shares deemed convertible for purposes of such determination shall be hereinafter referred to as the "Holders' Voting Shares"). Except as otherwise expressly provided herein or as required by law, the Holders of shares of the Series B Preferred Stock shall vote together with the holders of shares of the Corporation's Common Stock as a single class on all matters. The Holders shall be entitled to notice of all stockholders meetings in accordance with the Corporation's by-laws and General Corporation Law of the State of Delaware.

          (b) Notwithstanding the above paragraph or any provision to the contrary contained herein, the Holders of Series B Preferred Stock shall be entitled, voting together as a separate single class, to nominate, and upon amendment of the Corporation's Certificate of Incorporation as described below to elect, two (2) members of the Board of Directors in accordance with the terms set forth in this Section 4(b) and subject to the limitations set forth in Section 4(c) below. Until such time as the Corporation's stockholders have approved an amendment to the Corporation's Certificate of Incorporation (the "Charter Amendment") providing for the right of the Holders of Series B Preferred Stock to elect two (2) members of the Board of Directors and such Charter Amendment is filed with the Delaware Secretary of State and effective (the "Charter Amendment Effective Date") and subject to the limitations set forth in Section 4(c) below, the Holders of Series B Preferred Stock, voting together as a separate single class, are entitled to designate two (2) nominees for election to the class of the Board of Directors whose term expires at the Corporation's 2001 Annual Stockholders Meeting ("Class III") and at each subsequent election of Class III directors prior to the Charter Amendment Effective Date, and the Board of Directors shall nominate such designees and recommend to the Corporation's stockholders that such designees be elected as members of Class III of the Board of Directors.

          With respect to the two (2) directors to be designated for nomination by the Holders of Series B Preferred Stock, one individual shall be designated by SCP Private Equity Partners II, L.P. ("SCP") so long as SCP holds any Series B Preferred Stock (the "SCP Designee for Nomination") and one individual shall be designated by Tandem PCS Investments, L.P. ("Tandem") so long as Tandem holds any Series B Preferred Stock (the "Tandem Designee for Nomination"). For nominees for election at the Corporation's 2001 Annual Stockholders Meeting, each of SCP and Tandem shall notify the Corporation in writing of the identity of its designee no later than ten (10) days following the date on which they become Holders of Series B Preferred Stock. For all subsequent elections of Class III directors, each of SCP and Tandem shall notify the Corporation in writing of the identity of its designee for nomination to Class III of the Board of Directors no later than the last date (the "Designee Notice Due Date") on which shareholder proposals may be submitted for an election year when they have such a right, which notice shall be conclusive evidence of the consent of such designee to serve as a director of the Corporation. In the event either SCP or Tandem fails to provide such notice, the SCP Designee for Nomination and Tandem Designee for Nomination (or the SCP representative and Tandem representative in the case of the notice for the Corporation's 2001 Annual Stockholders' Meeting) serving on the Board of Directors on the Designee Notice Due Date shall be deemed to be renominated. In the event SCP or Tandem has no designee serving (or otherwise designated to serve in the event of the resignation, death, removal or inability to serve of a designee, as provided in the last sentence of this paragraph) on the Board of Directors on the Designee Notice Due Date, the Board of Directors shall be entitled to make the nomination for which such notice was required. In the event either SCP or Tandem fails to hold any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director nomination rights previously held by SCP or Tandem, as the case may be. If neither SCP nor Tandem holds any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director nomination rights previously held by SCP and Tandem. The notice shall include all information with respect to such designee as is required to be included in a proxy statement soliciting proxies for the election of directors pursuant to Regulation 14A of the Exchange Act. In the event of any vacancy arising by reason of the resignation, death, removal (which may include a removal by the Holders of Series B Preferred Stock, with or without cause, at the written request of SCP or Tandem, as applicable, as the party designating such director) or inability to serve of the SCP Designee for Nomination or the Tandem Designee for Nomination, SCP or Tandem, as applicable, shall notify the Corporation of its choice to fill such vacancy, and the Board of Directors shall appoint such person to fill such vacancy and serve until the next meeting of the Corporation's stockholders for the election of Class III directors.

          At all times after the Charter Amendment Effective Date and subject to the limitations set forth in Section 4(c) below, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to elect two (2) members of Class III of the Board of Directors at each election of Class III directors. With respect to the two (2) directors to be designated for election by the Holders of Series B Preferred Stock, one individual shall be designated by SCP so long as SCP holds any Series B Preferred Stock (the "SCP Designee for Election") and one individual shall be designated by Tandem so long as Tandem holds any Series B Preferred Stock (the "Tandem Designee for Election"). Each of SCP and Tandem shall notify the Corporation in writing of the identity of its designee for election to Class III of the Board of Directors no later than the Designee Notice Due Date, which notice shall be conclusive evidence of the consent of such designee to serve as a director of the Corporation. In the event either SCP or Tandem fails to provide such notice, the SCP designee and Tandem designee serving on the Board of Directors on the Designee Notice Due Date shall be deemed to be the applicable designee. In the event either SCP or Tandem has no designee serving (or otherwise designated to serve in the event of the resignation, death, removal or inability to serve of a designee, as provided in the last sentence of this paragraph) on the Board of Directors on the Designee Notice Due Date, the Board of Directors shall be entitled to make the nomination for which such notice was required. In the event SCP or Tandem fails to hold any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director election rights previously held by SCP or Tandem, as the case may be. If neither SCP nor Tandem holds any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director election rights previously held by SCP and Tandem. The notice shall include all information with respect to such designee as is required to be included in a proxy statement soliciting proxies for the election of directors pursuant to Regulation 14A of the Exchange Act. In the event of any vacancy arising by reason of the resignation, death, removal (which may include a removal by the Holders of Series B Preferred Stock, with or without cause, at the written request of SCP or Tandem, as applicable, as the party designating such director) or inability to serve of the SCP Designee for Election or the Tandem Designee for Election, SCP or Tandem, as applicable (provided SCP or Tandem, as applicable, then holds Series B Preferred Stock) shall notify the Corporation of its choice to fill such vacancy, and the Board of Directors shall appoint such person to fill such vacancy and serve until the next meeting of the Corporation's stockholders for the election of Class III directors.

          The class voting rights granted to the Holders of Series B Preferred Stock pursuant to this Section 4(b) shall be in addition to, and not in lieu of, the voting rights granted to such Holders under Section 4(a) hereof. Accordingly, the Holders of Series B Preferred Stock shall be entitled to vote together with the holders of shares of the Corporation's Common Stock as a single class with respect to the election of those directors for which the Holders do not have class voting rights.

          (c) Notwithstanding the provisions of Section 4(b) above, the class voting rights to which the Holders of Series B Preferred Stock are entitled pursuant to such section shall be limited, and in certain cases eliminated, in the event the Holders of Series B Preferred Stock fail to maintain certain threshold levels of ownership of the Corporation's voting securities, as set forth below. In the event the sum of (i) the Holders' Voting Shares, plus (ii) the shares of Common Stock issued and outstanding and owned by the Holders (the total of such shares from time to time is hereinafter referred to as the "Holders' Share Total" and with respect to a specific Holder, a "Share Total") constitutes less than 15% of the sum of
     (i) the Corporation's outstanding shares of Common Stock plus (ii) the Holders' Voting Shares (the total of such shares is hereinafter referred to as the "Deemed Outstanding Shares") on a Designee Notice Due Date, the Holders of Series B Preferred Stock shall be entitled to only one designee for nomination or election, as the case may be, with respect to such election. In such case, SCP or Tandem, whichever entity has a higher Share Total, shall be entitled to make such designation. In the event, SCP and Tandem have equal Share Totals on a Designee Notice Due Date on which the Holders are entitled to only one designee, SCP and Tandem shall agree on a mutually acceptable designee. In the event the

     Holders' Share Total constitutes less than 10% of the Deemed Outstanding Shares on a Designee Notice Due Date, the Holders of Series B Preferred Stock shall not be entitled to designate a director for such election and the Holders shall be entitled to voting rights in accordance with Section 4(a) above with respect to such election.


          5. RESTRICTED ACTIONS. (a) The affirmative vote of the Majority Holders, acting by written consent as a separate class or voting separately as a separate class, shall be necessary to authorize the Corporation or any Subsidiary of the Corporation to take any of the following actions:


             (i) authorize, create, issue, modify the material terms of, or change the amount of authorized or issued shares of, any Senior Capital Stock (or any securities convertible into or exchangeable for any Senior Capital Stock) or Indebtedness that by its terms is convertible or exchangeable into Senior Capital Stock (or any securities convertible into or exchangeable for Senior Capital Stock;

             (ii) effect (x) any Sale of the Corporation other than a Qualified Sale of the Corporation or a Qualified Public Offering or (y) any Reorganization of the Corporation;

             (iii) alter the rights, preferences or privileges of the Series B Preferred Stock;

             (iv) increase the authorized number of shares of Series B Preferred Stock;

             (v) redeem, purchase or otherwise acquire any shares of Common Stock or Preferred Stock (or pay into a sinking fund for such purpose); provided, however, that this restriction shall not apply to any redemption specifically permitted pursuant to this Certificate of Designation or to the repurchase of shares of Common Stock at the original purchase price from employees, officers, directors or other persons performing services for the Corporation.

          (b) Notwithstanding the foregoing provisions of this Section 5 and except as otherwise required by law, the creation, authorization or issuance of any shares of any Junior Capital Stock or Parity Capital Stock, or the increase or decrease in the amount of authorized Junior Capital Stock or Parity Capital Stock of any class shall not require the affirmative vote or consent of the Majority Holders and shall not be deemed to materially affect adversely the rights, preferences, privileges or voting rights of shares of Series B Preferred Stock.

          (c) In any case in which the Holders of Series B Preferred Stock shall be entitled to vote (as Holders of Series B Preferred Stock rather than on an as-if-converted basis) pursuant hereto or pursuant to the General Corporation Law of the State of Delaware, each Holder of Series B Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Series B Preferred Stock held.

     6.  CONVERSION RIGHTS.

          (a) Optional Conversion. At any time and from time to time, any Holder shall have the right, at its option, to convert all or any portion of the shares of Series B Preferred Stock (including all accrued dividends paid or payable in shares of Series B Preferred Stock and any fraction of a share) held by such Holder into such number of shares of fully paid and nonassessable Common Stock as equals the product of (i) the number of shares of Series B Preferred Stock to be converted by such Holder and (ii) the quotient of (x) the Purchase Price and (y) the Conversion Price in effect on the Conversion Date. Each optional conversion of Series B Preferred Stock shall be deemed to have been effected as of the close of business on the effective date of such conversion specified in a written notice by such Holder to the Corporation (the "CONVERSION DATE"); provided, however, that the Conversion Date shall not be a date earlier than the date such notice is so given, and if such notice does not specify a conversion date, the Conversion Date shall be deemed to be the date such notice is given to the Corporation. On the Conversion Date, the rights of the holder of such Series B Preferred Stock as such Holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. Notwithstanding any other provision hereof, if a voluntary conversion of Series B Preferred Stock is to be made in connection with a public offering other than a Qualified Public Offering or a Sale of the Corporation other than a Qualified Sale of the Corporation, such conversion may, at the election of the Holder, be conditioned upon the consummation of the respective public offering or Sale of the Corporation, in which case such conversion shall not be deemed to be effective until the closing of such public offering or Sale of the Corporation, as the case may be.

          (b) Mandatory Conversion. Immediately upon any Mandatory Conversion Event, all shares of Series B Preferred Stock held by each Holder (including all accrued dividends paid or payable in shares of Series B Preferred Stock and any fraction of a share of Series B Preferred Stock) shall automatically be converted into the number of fully paid and nonassessable shares of Common Stock of the Corporation as equals the product of (i) the number of shares of Series B Preferred Stock held by such Holder and (ii) the quotient of (x) the Purchase Price and (y) the Conversion Price in effect on the Conversion Date. A "MANDATORY CONVERSION EVENT" shall mean (A) the closing of a Qualified Public Offering; (B) the closing of a Qualified Sale of the Corporation or (C) the written election of the Majority Holders, including each Lead Investor.

         (c) Conversion Procedure.

             (i) Delivery of Certificates. As soon as practicable after any conversion of Series B Preferred Stock pursuant to this Section 6, but in any event within ten (10) business days after the holder has delivered the certificates or affidavits of loss, if applicable, evidencing the shares of Series B Preferred Stock converted into shares of Common Stock in accordance herewith, the Corporation shall deliver to the converting holder:

                (x) a certificate or certificates representing, in the aggregate, the number of shares of Common Stock issued upon such conversion in the same name or names as the certificates representing the converted shares (unless such holder shall have provided written notice to the Corporation to issue some or all of such converted shares in another name or names, in which case the Corporation shall deliver such certificates for such converted shares in such other name or names provided such holder delivers to the Corporation an opinion of counsel acceptable to the Corporation specifying that such issuance of converted shares to other parties is permissible under an available exemption from the registration requirements of the Securities Act of 1933, as amended, and the securities laws of any applicable state) and in such denomination or denominations as the converting holder shall specify and a check for cash with respect to any fractional interest in a share of Common Stock; and

                (y) with respect to an optional conversion pursuant to Section 6(a) above, a certificate representing any shares of Series B Preferred Stock that were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but that were not converted.

        From the Conversion Date and until such time as a holder of shares of Series B Preferred Stock shall surrender its certificate or certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

             (ii) Fully Paid Shares. The issuance of certificates for shares of Common Stock upon conversion of Series B Preferred Stock shall be made without charge to the Holders of such Series B Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any shares of Series B Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock so issued upon such conversion shall be validly issued, fully paid and nonassessable.

             (iii) Timely Conversion. The Corporation shall not close its books against the transfer of Series B Preferred Stock or of Common Stock issued or issuable upon conversion of Series B Preferred Stock in any manner that interferes with the timely conversion of Series B Preferred

        Stock. The Corporation shall assist and cooperate with any holder of shares of Series B Preferred Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Series B Preferred Stock hereunder (including, without limitation, making any filings required to be made by the Corporation). The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

             (iv) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of or otherwise pursuant to the terms of the Series B Preferred Stock, such number of shares of Common Stock as are issuable upon the conversion of or otherwise pursuant to the terms of all outstanding Series B Preferred Stock.

             (v) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of the Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Corporation's Board of Directors.

          (d) Conversion Price. The initial conversion price shall be three and 14/100 dollars ($3.14), which may be adjusted from time to time hereafter (as so adjusted, the "CONVERSION PRICE"). If and whenever on or after the original date of issuance of the Series B Preferred Stock the Corporation issues or sells, or in accordance with Section 6(e) below is deemed to have issued or sold, any shares of its Common Stock or Convertible Securities (other than Excluded Securities) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then upon such issue or sale, the Conversion Price in effect immediately prior to the time of such issue or sale shall be reduced to an amount equal to the consideration per share applicable to the Common Stock or Convertible Securities so issued or sold or deemed issued or sold in accordance with Section 6(e) below.

          (e) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Section 6(d), the following shall be applicable:

             (i) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities, whether or not the rights to exercise, exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon exercise, conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE" shall be determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the cumulative minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange thereof and, if applicable, the exercise, conversion and exchange of any other Convertible Securities that such Convertible Securities may be converted into or exchanged for, by (y) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common

        Stock and, if applicable, any other Convertible Securities, are actually issued upon the exercise, conversion or exchange of such Convertible Securities.

             (ii) Change in Exercise, Price or Conversion Rate. If the additional consideration payable to the Corporation upon the exercise, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price that would have been in effect at such time had such Convertible Securities that are still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time such Convertible Securities were initially granted, issued or sold.

             (iii) Exceptions for Excluded Securities. Notwithstanding the foregoing, no adjustments shall be made under this Section 6(e) with respect to the issuance of any Excluded Securities.

          (f) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in the event the outstanding shares of Common Stock shall be combined (by reverse stock split or otherwise) into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (g) Certain Events. If an event not specified in this Section 6 occurs that has substantially the same economic effect on the Series B Preferred Stock as those specifically enumerated, then this Section 6 shall be construed liberally, mutatis mutandis, in order to give the Series B Preferred Stock the intended benefit of the protections provided under this
     Section 6. In such event, the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders.

          (h) Notices.

             (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all Holders, setting forth in reasonable detail and certifying the calculation of such adjustment and the facts upon which such adjustment is based.

             (ii) The Corporation shall give written notice to all Holders at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (x) with respect to any pro rata subscription offer to Holders of Common Stock, (y) with respect to any Liquidation Event or (z) with respect to any other right afforded to any holder of Common Stock.

          (i) Determination of Consideration. For purposes of this Section 6, consideration received by the Corporation for the issue or sale of Convertible Securities in the form of property other than cash shall be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation.

          7.  REDEMPTION.

          (a) Unless the following rights are waived or deferred in writing by the Majority Holders (including each Lead Investor), at any time after May 31, 2006, any Holder may elect to have all shares of Series B Preferred Stock held by such Holder redeemed by the Corporation (an "OPTIONAL REDEMPTION"). In any such case, any Holder desiring to exercise its Optional Redemption right (a "REDEEMING HOLDER") shall notify the Corporation in writing of its intent to exercise the rights afforded by this Section 7(a) and specify a date not less than ten (10) nor more than sixty (60) days from the date of such notice on which all of such Holder's shares of Series B Preferred Stock shall be redeemed (an "OPTIONAL REDEMPTION DATE"). Within three (3) Trading Days after receipt by the Corporation of any such notice, the Corporation shall promptly notify each of the other Holders in writing of such Optional Redemption and provide a copy of the notice from such Redeeming Holder with such notice, whereupon each of the other Holders shall have an option for a period of fifteen (15) days to notify the Corporation in writing of its intent to exercise its Optional Redemption right on the Optional Redemption Date. On such Optional Redemption Date, the Corporation shall redeem all shares of Series B Preferred Stock held by such Redeeming Holder as well as all other Holders exercising such Optional Redemption right, as aforesaid, in cash by wire transfer of immediately available funds at a redemption price (the "REDEMPTION PRICE") equal to the sum of (i) the product of (x) the number of shares of Series B Preferred Stock held by such Redeeming Holder and each other Holder, respectively, and (y) the Purchase Price and
     (ii) all accrued but unpaid dividends thereon calculated to the Optional Redemption Date.

          (b) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on an Optional Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock requested to be redeemed by Redeeming Holders on such Optional Redemption Date, the Redeeming Holders requesting redemption on such Optional Redemption Date shall share ratably in any funds legally available for redemption of such shares according to the respective amounts that would be payable with respect to the full number of shares owned by them if all such shares were redeemed in full. At any time, and from time to time, thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series B Preferred Stock, such funds will be used at the earliest permissible time to redeem the balance of such shares, or such portion thereof for which funds are then legally available. Such funds shall not be used by the Corporation for any other purpose, including the redemption by the Corporation of any shares of Convertible Securities which the Corporation is obligated to redeem on any subsequent date. The Corporation shall be obligated to use its reasonable efforts to take such actions as may be necessary in order to permit the full and timely redemption of the shares of Series B Preferred Stock entitled to redemption.

          (c) If, for any reason, the Corporation fails to redeem all shares of Series B Preferred Stock entitled to redemption on any Optional Redemption Date, the unredeemed shares shall remain outstanding and shall continue to have all rights and preferences (including, without limitation, dividend and voting rights) provided for herein and the Holders of such unredeemed shares shall have the ongoing right to be redeemed together with such rights and remedies as may be available under applicable law.

          (d) The notices provided for in this Section 7 shall be sent, (i) if by or on behalf of the Corporation, to the Holders at their respective addresses as shall then appear on the records of the Corporation by first class mail, postage prepaid, notifying such recipient of the redemption, the date of such redemption, the number of shares of Series B Preferred Stock to be redeemed, and the Redemption Price therefor and stating the place or places at which the shares that have been requested to be redeemed shall, upon presentation and surrender of such certificates representing such shares, be redeemed, and (ii) if by or on behalf of a Holder, to the Corporation at its executive office, currently located in Melbourne, Florida.

          (e) Any shares of Series B Preferred Stock redeemed pursuant to this
     Section 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series B Preferred Stock.

          8. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation.

          9. RANK. The Series B Preferred Stock shall, with respect to redemption, dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation, rank (i) senior to all classes of Common Stock of the Corporation, and to each other class of Capital Stock or series of Preferred Stock (including Series A Preferred Stock) now outstanding or hereafter created by the Board of Directors other than Parity Capital Stock or Senior Capital Stock (collectively referred to herein, together with all classes of Common Stock of the Corporation, as the "JUNIOR CAPITAL STOCK"), (ii) equally with any class of Capital Stock or series of Preferred Stock hereafter created by the Board of Directors and which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock as to redemption, dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation (collectively referred to as "PARITY CAPITAL STOCK"); and (iii) junior to each class of Capital Stock or series of Preferred Stock hereafter created by the Board of Directors the terms of which have been approved by the Majority Holders in accordance with Section 5(a)(i) hereof and which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to redemption, dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation (collectively referred to as "SENIOR CAPITAL STOCK").

          10. IDENTICAL RIGHTS. Each share of the Series B Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Series B Preferred Stock.

          11. CERTIFICATES. So long as any shares of the Series B Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

          12. AMENDMENTS; WAIVERS. Any provision of these terms of the Series B Preferred Stock may be amended, modified or waived if and only if the Majority Holders (including each Lead Investor) have consented in writing or by an affirmative vote to such amendment, modification or waiver of any such provision of this Certificate of Designation.

          13.  DEFINITIONS.

          "ACQUIRER STOCK" has the meaning set forth within the definition of Qualified Sale of the Corporation.

          "CAPITAL STOCK" means (a) as to any Person that is a corporation (i) the authorized shares of such Person's capital stock, including all classes of common, preferred, voting and nonvoting capital stock of such Person,
     (ii) any rights, options or warrants to purchase any capital stock (including all classes of common, preferred, voting and nonvoting capital stock of such Person) of such Person, and (iii) securities of any type whatsoever that are, or may become, convertible into or exercisable or exchangeable for, or that carry or may carry rights to subscribe for, any capital stock (including all classes of common, preferred, voting and nonvoting capital stock of such Person) of such Person; and (b) as to any Person that is not a corporation or an individual (i) the ownership interests in such Person (however evidenced), including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person, and (ii) any rights, options, warrants or securities of any type whatsoever that are, or may become, convertible into or exercisable or exchangeable for, or that carry or may carry rights to subscribe for, any such ownership interests in such Person.

          "CERTIFICATE OF DESIGNATION" means this Certificate of Designation of the Series B Preferred Stock.

          "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the Corporation, as amended and/or restated from time to time.

          "CLOSING PRICE" means on any day the reported last sale price on such day, or in case no sale takes place on such day, the average of the reported closing bid and ask prices on the principal national securities exchange (which shall include NASDAQ) on which such stock is listed or admitted to trading (and if the Common Stock is listed or admitted to trading on more than one U.S. national or non-U.S. securities exchange, the Corporation shall determine, in its reasonable discretion, the principal securities exchange on which such Common Stock is listed or admitted to trading), as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Majority Holders if Bloomberg Financial Markets is not then reporting the last sale price of such security) ("BLOOMBERG"), or if not listed or admitted to trading on any securities exchange, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last sale price is reported for such security by Bloomberg, the average of the reported closing and bid prices of all market makers for such security as reported in the "PINK SHEETS" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading date for such security, on the next preceding date which was a trading date. If the Closing Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

          "COMMON STOCK" means the Corporation's Common Stock, $.001 par value.

          "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon the exercise, conversion or exchange in full of all Convertible Securities whether or not the Convertible Securities are exercisable for, convertible into or exchangeable for, Common Stock at such time.

          "CONVERSION DATE" has the meaning set forth in Section 6(a) hereof.

          "CONVERSION PRICE" has the meaning set forth in Section 6(d) hereof.

          "CONVERTIBLE SECURITIES" means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other securities that are convertible into or exercisable or exchanged for Common Stock.

          "EXCLUDED SECURITIES" means any (a) shares of Common Stock or options to purchase Common Stock, including shares of Common Stock issuable upon exercise of such options, (as the same may be adjusted in connection with any stock split, stock dividend, combination or recapitalization) issued or granted pursuant to employee stock option or executive incentive ownership plans approved by the Board of Directors and the stockholders of the Corporation; (b) the shares of Common Stock issuable upon conversion of any Convertible Securities outstanding on March 30, 2001 (c) the shares of Common Stock issuable upon the conversion of the Series B Preferred Stock; and (d) any shares of Capital Stock issued to the Corporation's shareholders in connection with any stock split, stock dividend or recapitalization.

          "HOLDERS" means the Holders from time to time of shares of Series B Preferred Stock, and the term "HOLDER" means any one of them.

          "JUNIOR CAPITAL STOCK" has the meaning given such term in Section 9 above.

          "LEAD INVESTOR" shall mean any of SCP Private Equity Partners, II, L.P., Tandem PCS Investments, L.P., and Mellon Ventures, L.P. so long as such party holds shares of Series B Preferred Stock.

          "LIQUIDATION AMOUNT" has the meaning set forth in Section 3(a) hereof.

          "LIQUIDATION EVENT" has the meaning set forth in Section 3(a) hereof.

          "LOW TRADING VOLUME" means that the total number of shares of Acquirer Stock (or any Capital Stock into which the Acquirer Stock is convertible into, exercisable or exchangeable for) received or receivable by all holders of Capital Stock of the Corporation in connection with a Sale of the Corporation is greater than the average daily reported volume of Capital Stock of the same class as the Acquirer Stock (or any Capital Stock into which the Acquirer Stock is convertible into, exercisable or exchangeable for) calculated based upon the average daily trading volume of Acquirer Stock on all national securities exchanges and/or the automated quotation system of a registered securities association (as such terms are used in Rule 144 promulgated under the Securities Act of 1933) during the 12 week period immediately preceding the date of the closing of the Sale of the Corporation.

          "MAJORITY HOLDERS" means the Holders of a majority of the outstanding shares of Series B Preferred Stock.

          "MANDATORY CONVERSION EVENT" has the meaning set forth in Section 6(b) hereof.

          "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

          "OPTIONAL REDEMPTION" has the meaning set forth in Section 7(a) hereof.

          "OPTIONAL REDEMPTION DATE" has the meaning set forth in Section 7(a) hereof.

          "PARITY CAPITAL STOCK" has the meaning set forth in Section 9 hereof.

          "PERSON" means an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

          "PURCHASE PRICE" of any share of Series B Preferred Stock shall be thirty one and 40/100 dollars ($31.40), such price to be equitably adjusted in the event of any stock dividend, stock split, combination, recapitalization or other similar event with respect to the Series B Preferred Stock.

          "QUALIFIED SALE OF THE CORPORATION" means any Sale of the Corporation at a price per share in cash or other securities not less than three times the Conversion Price other than a Sale of the Corporation in which the Holders or any other holders of Capital Stock of the Corporation receive Capital Stock of a Person (the "Acquirer Stock") that is subject to a Significant Restriction.

          "QUALIFIED PUBLIC OFFERING" means any public offering by the Corporation of its Common Stock consummated pursuant to an effective registration statement under the Securities Act of 1933 or any similar federal statute then in force and yielding the Corporation gross proceeds of at least $70,000,000, and at a public offering price per share of not less than three times the then applicable Conversion Price, other than an offering of shares being issued as consideration in a business acquisition or combination or an offering in connection with an employee benefit plan.

          "REORGANIZATION" means any merger, reorganization, recapitalization or consolidation, which affects any Capital Stock of the Corporation, other than a Sale of the Corporation.

          "SALE OF THE CORPORATION" means a single transaction or a series of transactions to which the Corporation is a party pursuant to which a Person or Persons acquire (i) Capital Stock of the Corporation possessing the voting power to elect a majority of the Corporation's board of directors or more than fifty percent (50%) of the voting power of the Corporation (whether by merger, consolidation or sale or transfer of the Corporation's Capital Stock), provided, however, that a Qualified Public Offering or the sale of Series B Preferred Stock that results in an acquisition of voting power shall not be a Sale of the Corporation; or (ii) all or substantially all of the Corporation's assets determined on a consolidated basis.

          "SENIOR CAPITAL STOCK" has the meaning set forth in Section 9 hereof.

          "SERIES A PREFERRED STOCK" means the Corporation's Series A Junior Participating Preferred Stock.

          "SERIES B DIVIDENDS" has the meaning set forth in Section 2(a) hereof.

          "SERIES B PREFERRED STOCK" means the Corporation's Series B Convertible Redeemable Preferred Stock, $.01 par value per share.

          "SIGNIFICANT RESTRICTION" shall mean (a) Low Trading Volume, with respect to any Acquirer Stock that is publicly traded and (b) any shares of a privately-held company or shares of a publicly-traded company that are not registered, or will not be registered within 45 days following an applicable Sale of the Corporation, pursuant to an effective registration statement for resale under the Securities Act of 1933, as amended.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity.

          "TRADING DAY" means, in respect of any securities exchange or securities market, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

          14. SEVERABILITY OF PROVISIONS. If any right, preference or limitation of the Series B Preferred Stock set forth in this Certificate of Designation (as such Certificate of Designation may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights preferences and limitations set forth in this Resolution (as so amended) which can be given effect without implicating the invalid, unlawful or unenforceable right preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other right, preference or limitation unless so expressed herein.

     IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its President and Chief Executive Officer on
[               ], 2001.

                                          By:
                                            ------------------------------------
                                            R. Lee Hamilton, Jr.
                                            President and Chief Executive
                                              Officer